December 2, 2015

Altegris Equity Long Short Fund A Series of Northern Lights Fund Trust
Prospectus Class A (ELSAX) Class C (ELSCX) Class I (ELSIX) Class N (ELSNX)
ADVISED BY Altegris Advisors, L.L.C. 1200 Prospect Street Suite 400 La Jolla, CA 92037

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

888.524.9441 | www.altegrismutualfunds.com	Altegris Equity Long Short Fund

TABLE OF CONTENTS

FUND SUMMARY	3
Investment Objectives	3
Fees and Expenses of the Fund	3
Principal Investment Strategies	4
Principal Investment Risks	5
Performance	7
Investment Adviser	8
Investment Adviser Portfolio Managers	8
Sub-Advisers	8
Sub-Adviser Portfolio Managers	8
Purchase and Sale of Fund Shares	8
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
Investment Objectives	9
Principal Investment Strategies	11
Principal Investment Risks	14
Temporary Investments	19
Portfolio Holdings Disclosure	19
Cybersecurity	20
MANAGEMENT	20
Investment Adviser	20
Investment Adviser Portfolio Managers	21
Sub-Adviser and Sub-Adviser Portfolio Manager	21
HOW SHARES ARE PRICED	24
HOW TO PURCHASE SHARES	25
HOW TO REDEEM SHARES	30
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	31
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	32
DISTRIBUTION OF SHARES	33
Distributor	33
Distribution (12b-1) and Shareholder Servicing Fees	33
Additional Compensation to Financial Intermediaries	33
Householding	34
FINANCIAL HIGHLIGHTS	35
PRIVACY NOTICE	39

fund summary

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” on page 24 of the Fund's Prospectus.

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	2.11%	2.11%	2.11%	2.11%
Interest and Dividends on Securities Sold Short	1.70%	1.70%	1.70%	1.70%
Remaining Other Expenses	0.41%	0.41%	0.41%	0.41%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	4.13%	4.88%	3.88%	4.13%
Fee Waiver(2)	(0.17)%	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver	3.96%	4.71%	3.71%	3.96%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 2.24%,2.99%, 1.99%, and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$950	$1,744	$2,551	$4,632
C	$572	$1,452	$2,434	$4,900
I	$373	$1,168	$1,981	$4,094
N	$398	$1,240	$2,097	$4,304

You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$472	$1,452	$2,434	$4,900

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 330% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long or short positions in equity securities of domestic and foreign companies ("80% investment policy"). For purposes of the 80% investment policy, the Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights and (5) debt securities that are convertible into stock. The Fund invests in securities of issuers of any capitalization and in any style (from growth to value). The Fund may invest in convertible debt securities of any maturity or credit quality, including those rated below investment grade ("high-yield securities" or "junk bonds"). Below-investment-grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund may invest a portion of its assets in private placement offerings which may be illiquid. Additionally, the Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes).. The Fund may engage in frequent trading of the Fund's portfolio securities.

The Fund's adviser, Altegris Advisors, L.L.C. (the “Adviser”), seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices by using an "equity long short" strategy that is executed by allocating assets among the Fund's sub-advisers, each of which has one or more proprietary equity long short investment strategies. The Fund's Adviser seeks to achieve this objective, with reduced volatility as compared to major market indices, in part, by diversifying investments among sub-adviser strategies that are not expected to have returns that are highly correlated to each other or the major equity market indices. However, the Fund is not a market-neutral Fund.

The Fund’s sub-advisers each have one or more proprietary equity long short investment strategies, and in pursuing these strategies, the sub-advisers will generally maintain positions (both long and short) in equity and equity derivative securities. The types of securities in which the sub-advisers will generally invest include common stocks, preferred stocks, rights, warrants, convertible securities, other investment companies, including ETFs, as well as ADRs and other similar investments. The sub-advisers may also invest in equity securities purchased on foreign exchanges (including securities of issuers located in emerging markets). Derivative instruments in which sub-advisers invest include options and futures, which are primarily used for hedging purposes. Sub-advisers may utilize leverage as part of their portfolio management process. From time to time, individual sub-advisers (and by extension the Fund) may invest a significant portion of their assets in the securities of companies in the same sector, market capitalization and/or geographic categories.

While the Fund is generally expected to have a net long bias over time, the individual sub-advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions.

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Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

•      Active and Frequent Trading Risk: Executing the strategies of a sub-adviser may from time to time require frequent trading by the Fund, resulting in substantial brokerage commissions and other transaction fees and expenses. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.

•	Allocation Risk: The Fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by the Adviser. If the Fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the Adviser’s intended allocation, or if the Fund’s allocation is not optimal for market conditions at a given time, the Fund’s performance may suffer.
•	Credit Risk: There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.
•	Derivatives Risk: The use of swaps, futures and options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and tracking risk. Long options positions may expire worthless.
•	Equity Securities Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•	Exchange-Traded Funds (ETF) Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear.
•	Financial Services Sector Investments Risk: The Fund may invest in financial services companies. The financial services industry is vulnerable to a number of factors, including: extensive government regulation, rapid business changes, general economic conditions, significant competition, and value fluctuations.
•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political and social instability, expropriation, imposition of punitive and retroactive taxes, and differing auditing and legal standards. Investing in developing and emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs.
•	High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•      Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

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•      Management Risk: The Adviser's judgments about the investment expertise of each sub-adviser may prove to be inaccurate and may not produce the desired results. Each sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. Investments made on the basis of fundamental analysis are subject to significant losses when market sentiment leads to investments’ market prices being materially discounted from the expected prices indicated by fundamental analysis (as in the case of “flights to quality” when the demand for valuing certain risky investments plummets) or when technical factors, such as price momentum encouraged by trend following, dominate the market. Fundamental analysis is inherently subject to the risk of not having identified all the relevant economic factors. A sub-adviser may use technical analysis (i.e., the analysis of historical and current market data into its investment decisions) only sparingly and as a means of selecting issuers for detailed fundamental analysis. Technical analysis posits that at any point in time the market price movements and patterns represent the collective judgments of likely millions of market participants and are the best source for predicting short- to mid-term price movements. This may be in direct contrast to a sub-adviser’s approach which posits that its analysis of the idiosyncratic factors affecting individual issuers will be able to identify material mispricings in the prevailing market prices. Periods during which technical factors dominate market pricing recur frequently. During such periods, the sub-adviser’s strategy may incur material losses despite having itself been successfully implemented. A sub-adviser’s focus on detailed fundamental analysis is resource-intensive. In seeking to identify investment opportunities for the Fund, a sub-adviser may be competing with other managers with resources many times greater than those of the sub-adviser.

•	Market Risk: Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money. While the investment strategies employed by the sub-advisers are intended to be complementary, they may not in fact be complementary.
•	Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Quantitative Model Risk: A sub-adviser may use quantitative methods to determine which issuers merit further research as a potential investment. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the sub-adviser will be successful in obtaining, developing and/or maintaining effective quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).
•	Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests.
•	Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities and short position derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.
•	Small and Medium Capitalization Company Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Smaller-capitalization stocks are often more volatile and more illiquid than large-capitalization stocks.

•      Trade Execution Risk: The Fund acquires a significant number of both long and short equity positions. The cost of doing so will be materially affected by the speed and efficiency of the Fund’s transactions. Inefficient executions can generate substantial transaction costs over time, possibly materially reducing the profitability of the Fund’s positions.

•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs.

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Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class I, Class A, Class C, and Class N shares over time to the performance of a broad-based securities market index and one supplemental index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Best Quarter:	3/31/13	4.57%
Worst Quarter:	6/30/14	(0.19)%

The year-to-date return as of the most recent calendar quarter ended September 30, 2015 was 1.39%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

	One Year	Since Inception (4/30/12)	Since Inception (10/7/13)*
Return before taxes – Class I Shares	3.56%	6.15%	N/A
Return after taxes on distributions – Class I Shares	2.71%	4.86%	N/A
Return after taxes on distributions and sale of Fund shares – Class I Shares	2.33%	4.20%	N/A
Return before taxes – Class A Shares	(2.65)%	(3.58)%	N/A
Return before taxes – Class C Shares*	2.44%	N/A	3.49%
Return before taxes – Class N Shares	3.29%	5.90%	N/A
HFRX Equity Hedge Index	1.42%	4.95%	4.38%
S&P 500® Total Return Index	13.69%	18.13%	20.63%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

The HFRX Equity Hedge Index is an unmanaged composite index of Equity Hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50% of their portfolio in equities, and may in some cases be substantially entirely invested in equities, both long and short. Investors cannot invest directly in an index.

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The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Investment Adviser

Altegris Advisors, L.L.C.

Investment Adviser Portfolio Managers

Robert J. Murphy, Deputy Chief Investment Officer of the Adviser, has served as lead Portfolio Manager to the Fund since November 2014. Eric Bundonis, Director of Research and Sourcing of the Adviser, has been a Portfolio Manager to the Fund since November 2014.

Sub-Advisers

Harvest Capital Strategies, LLC; Visium Asset Management, LP; Chilton Investment Company, LLC; Sterling Ridge Capital Management LP and Convector Capital Management, LP each serve as a sub-adviser to the Fund.

Sub-Adviser Portfolio Managers

Each of the following persons serves the Fund as a sub-adviser Portfolio Manager.

Harvest Capital Strategies, LLC

•	Don Destino, Managing Director, portfolio manager since the Fund commenced operations in 2012.
•	Kelly Wiesbrock, Managing Director, portfolio manager since the Fund commenced operations.

Visium Asset Management, LP

•	Robert Kim, Portfolio Manager and Global Director of Research, portfolio manager since the Fund commenced operations.

Chilton Investment Company, LLC

•	Richard L. Chilton, Jr., Chief Executive Officer and Chief Investment Officer, portfolio manager since July 2013.

Sterling Ridge Capital Management LP

•	Richard Schimel, Chief Investment Officer, portfolio manager since March 2015.

Convector Capital Management, LP

•	Emmanuel Ferreira, Chief Investment Officer, portfolio manager since December 2015.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.altegrismutualfunds.com, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividend and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices. The Fund's investment objective and its 80% investment policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days’ written notice to shareholders.

Adviser's Investment Process

The Adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. The Adviser's investment process includes what the Adviser believes is a rigorous methodology for sourcing, evaluating and qualifying prospective equity long short investment manager candidates for selection to serve as sub-advisers of the Fund. This process is coordinated in conjunction with the Adviser's procedures within asset allocation and portfolio construction. Once an investment manager has been engaged as a sub-adviser to the Fund and begins managing a portion of the assets in the Fund's portfolio, the Adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management. A summary of the Adviser's process is as follows:

ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine Equity Long Short sub-strategy weightings
SOURCING	• Analyze investment managers that represent asset class and sub-strategies • Initial investment and operational reviews
EVALUATING	• Rigorous due diligence - Document collection and review - Investment due diligence - Operational due diligence
PORTFOLIO CONSTRUCTION	• Select and engage sub-advisers from among qualified prospective investment and • Quantitative portfolio optimization • Qualitative assessment
MONITORING, RISK MANAGEMENT & REALLOCATION

•   Ongoing monitoring of sub-adviser and portfolio investment managers

•   Assess investment results of sub-advisers by assessing:

-     Returns

-     Standard deviations

-     Performance attribution

-     Style drift

-     Correlation changes

-     Counterparty and/or issuer credit quality

-     Management changes

•   Rebalance between sub-adviser strategies and/or reallocate to new sub-advisers

Asset Allocation: The Adviser opportunistically determines the relevant equity long short sub-strategies that should comprise the portfolio within an asset allocation framework. To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottom-up analysis that includes quantitative and qualitative factors. The experience of the Adviser is critical in determining the qualitative rationale of relevant drivers for sub-strategies.

Sourcing: The next step in the equity long short strategy investment process is the sourcing of investment managers as prospective sub-advisers from the large and growing universe of equity long short managers. The sourcing of sub-advisers is derived from years of alternative industry experience of the Portfolio Managers and the Adviser's management. The Adviser's network of relationships with

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investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the Adviser has identified investment managers that are of initial interest as candidates for potential engagement as sub-advisers, these managers are presented to an Investment Committee composed of the Adviser's Portfolio Managers and key members from the Adviser's research group and management of the Adviser and its affiliates. The Investment Committee reviews the initial due diligence of the prospective sub-advisers performed by the research group to determine which of these initially-reviewed investment managers advance for further evaluation as candidates for engagement as sub-advisers in the next stage of review.

Evaluating: For prospective sub-adviser candidates that advance from the initial review process, the Adviser performs a rigorous due diligence process. In addition to qualitative discussions with the sub-Advisers and their respective portfolio managers as well as quantitative analysis of the investment strategies performed during the initial review process, the Adviser conducts further reviews that include (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the Adviser is lengthy. However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable to or available from each prospective sub-adviser candidate. Requested documentation typically encompasses offering or promotional materials for other funds or accounts advised by the sub-adviser candidate pursuant to the same or a similar strategy to that under evaluation by the Adviser, reporting and annual audits for such other funds or accounts, a due diligence questionnaire, investor communications and other materials. The investment and operational due diligence process includes one or more onsite manager visits and multiple interviews, quantitative analysis, background checks and review of the investment strategy, process and risk management as well as business management issues. While due diligence varies across investment managers and investment strategies, the process includes detailed analysis into the investment and operational foundation of a prospective sub-Adviser candidate. Among the specifics reviewed by the Adviser are:

1.	Ability of the manager to generate returns within specific risk parameters;
2.	Stability of manager's investment process and its ability to sustain return;
3.	Expertise of the manager's firm and its employees;
4.	Differentiating factors that give the manager an investment edge;
5.	Infrastructure of the manager's firm from research to trading to operations;
6.	The manager's risk control procedures, both from a business and investment standpoint; and
7.	The manager's overall business organization.

After numerous contact points, all investment manager information for prospective sub-adviser candidates is documented within a formal report for review and subject to final approval by the Investment Committee.

Portfolio Construction: Investment managers and investment strategies approved by the Investment Committee, within predefined sub-strategies or manager styles, are then available for possible engagement by the Fund as sub-advisers. The construction process includes a combination of quantitative review, along with a qualitative assessment of each prospective sub-adviser and its respective portfolio management personnel.

Monitoring, Risk Management and Reallocation: Upon engagement as sub-adviser to the Fund, tracking and monitoring is a critical component of the Adviser's approach to maintaining a portfolio designed to capture returns related to manager skill beyond available market beta. The Adviser's research staff and Portfolio Managers closely monitor the investment results for each sub-adviser. From a risk management perspective, the Adviser will review underlying daily portfolio holdings and their associated statistical risk at both a total portfolio level and from an individual sub-adviser standpoint. On an ongoing basis, the Adviser performs quantitative analyses of performance against predefined parameters, looking for unexplained differences, including any material sub-adviser portfolio management changes in business or investment strategy (style drift), material changes in operations, service providers and key personnel as well as any other piece of information that may cause the Adviser to re-evaluate a particular sub-adviser. Additionally, the Adviser monitors each sub-adviser's volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various equity long short sub-strategies used by the Fund. The Adviser may, based on market conditions and its assessment of various quantitative and qualitative factors, opportunistically reallocate Fund assets among other sub-advisers approved by the Investment Committee.

Generally, the Adviser's investment process narrows the universe of potential investment managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment strategies deployed.

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The Adviser expects to allocate the Fund's assets to sub-advisers that represent a diversified portfolio. However, asset allocation will vary by sector and sub-strategy. The Fund's investment portfolio is rebalanced among existing or additional approved sub-advisers as a result of the Adviser's asset allocation, sourcing, evaluating, portfolio construction and monitoring policies.

Sub-Advisers

The Fund's Adviser selects and delegates management of the portfolio to multiple sub-advisers. The Adviser determines the various percentages of the Fund's assets to be allocated among each of the sub-advisers and retains the ability to override the sub-adviser's selection of securities if it believes an investment or allocation is not consistent with the Fund's investment guidelines. The Adviser is also responsible for ongoing performance evaluation and monitoring of the sub-advisers. The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

The equity long short strategies employed by the sub-advisers are generally designed to profit by investing in the securities of companies believed to be undervalued or which offer high growth opportunities while also selling short the securities of companies believed to be overvalued or which are expected to experience declining growth. In determining which securities to hold long and which securities to sell short, the sub-advisers may employ a variety of techniques, including fundamental, quantitative, and technical analyses. The sub-advisers sell securities (or buy back short positions) when a target price is reached, an investment parameter or limit relative to a specific strategy is implicated, an investment's fundamentals have changed or when more attractive investments are identified. The sub-advisers may also attempt to manage overall market exposure by varying the ratio of securities they hold long versus those sold short.

While each sub-adviser is subject to the oversight of the Adviser, the Adviser will not attempt to coordinate or manage the day-to-day investments of the sub-advisers. Each sub-adviser has discretion to invest the portion of the Fund's assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

Principal Investment Strategies

Sub-Advisers & Strategies

Harvest Capital Strategies LLC ("Harvest")

Harvest's investment team focuses on performing fundamental, bottom-up research on companies in a variety of industry sectors, including, agriculture/consumer and financials, and seeks to identify those securities that it believes are over- or under-valued by a significant margin. Harvest also focuses on purely opportunistic investments without regard to sector or industry. This proprietary research effort generally focuses on U.S. publicly traded securities, but can also include securities of privately held companies, and may also have some exposure to foreign equity markets. It can also involve securities of companies with varying market capitalization. Harvest's fundamental research process begins by examining a wide variety of publicly available information, including annual reports, public filings, proxies and press announcements. The research includes speaking with Wall Street analysts in order to assess market sentiment, as well as utilizing a variety of market data and research services such as Bloomberg, Factset, Capital IQ, and ThompsonReuters. Members of the Harvest investment team also leverage their own expertise and experience as part of this analytical process.

The Fund expects to employ Harvest's Agricultural/Consumer and Financials sub-strategies described below.

Harvest Agriculture/Consumer Sub-Strategy

Harvest will focus broadly on agriculture-related securities, where Harvest has considerable experience and industry relationships, including inputs, production, processing and distribution, capturing the entire food-production spectrum from the farmland to dessert at dinner. Harvest will also invest in companies in which it detects an agribusiness trend or theme as the driver to an investment thesis.

Harvest employs a research and investment process that is fundamentally driven. Harvest expects that the agricultural/consumer sub-strategy returns will be generated largely as a result of its ability to select securities for holding long and short. Harvest anticipates focusing its research efforts on a limited number of companies’ agribusiness sub-sectors and will seek to gain superior information through in-depth analysis permitted by the limited focus. Investment themes can generate multiple investment ideas, and market events, whether positive or negative, can have varying impacts (positive or negative) on multiple companies. These themes, once identified, can often be leveraged across several investment opportunities.

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Harvest will typically analyze historical cash flow, balance sheet and income statement information, and projected financial statements for each company in which it invests in its implementation of the agriculture/consumer sub-strategy. This analysis is intended to provide insight as to drivers of financial performance and allow more accurate predictions of future financial performance in relation to expectations. Portfolio investments in companies are anticipated to include the following general categories: (i) companies with earnings growth at reasonable rates and relatively attractive valuations; (ii) companies inexpensively valued or overlooked by the market, with improving business trends that may serve as a catalyst to unlock value and (iii) companies in significant transition that present special situations (e.g. bankruptcy, restructuring or other activities not within typical investment theses).

The agriculture/consumer sub-strategy assets will be somewhat focused, and therefore maximum position sizing will be an important risk management tool. The initial purchase of each long position will generally constitute less than 10% of the sub-strategy's asset value, and the initial purchase of each short position will generally not exceed 4% of the sub-strategy's asset value, measured in each case at the time of purchase. Harvest's determinations regarding position size will take into consideration the following factors: conviction/visibility of Harvest's investment thesis, the liquidity of the security, potential catalyst timing and the magnitude of the expected return on investment.

Harvest Financials Sub-Strategy

Harvest seeks to generate above-average absolute returns with below-average market risk, primarily by exploiting inefficiently valued securities in select companies within the financial services industry where the principals of Harvest have significant experience and industry relationships.

Harvest generally does not intend to make investments in any single company that would exceed 10% of the financials sub-strategy assets (measured at the time of investment), but will consider both smaller and larger investments. As a result, the financials sub-strategy assets could have material short positions in both larger and smaller market capitalization companies on which it hopes to make an above-average risk-adjusted return. These short positions can also serve as a macro hedge against stock market risk associated with long positions, although the financials sub-strategy assets are not actively managed to seek to fully eliminate stock market risk.

The investment environment over the past few years has caused a material consolidation of Wall Street firms focused on smaller market capitalization firms. Harvest believes that this consolidation of Wall Street research efforts has limited the ability of many market participants to gain access to research that would allow them to fully understand the value drivers in many small and mid-cap companies, and that this situation creates material advantages for investors who have long experience in specific industry sectors. Harvest believes its experience in sourcing proprietary investment opportunities, in efficiently evaluating the merit of these investments, and if necessary, in structuring innovative transactions and implementing creative disposition strategies provides a competitive advantage in investing in its targeted industries. Based on its knowledge of the industry, Harvest believes the following factors are primary considerations in evaluating investment opportunities in the financials sub-strategy: (i) identifying stocks seemingly mispriced due to current market conditions, and where Harvest believes the occurrence of an event or catalyst within 6- to 12-month period could result in a more efficient valuation of the security; (ii) identifying industry winners and losers over a forward two- to three-year horizon and making focused investments in the equity securities of those companies.

Visium Asset Management, LP ("Visium")

Visium pursues equity long short trading strategies across all sectors, primarily in U.S. mid- and large-cap company stocks. By trading across multiple industry sectors, Visium seeks to maintain low correlations between positions and minimize negative periods of performance while remaining positioned to take advantage of new ideas and misunderstood stories. The portfolio management team employs a bottom-up investment approach, starting with the generation of ideas at the company level. If an attractive investment thesis is tentatively identified, the team conducts additional research to test its suitability for the portfolio. An important factor in this assessment is the extent to which Visium brings a meaningful competitive advantage to the investment opportunity. Moving beyond the company level, Visium turns to analyze the industry in which the company competes, evaluating factors such as the possible impact of economic downturns, and long-term growth prospects. The portfolio management team also examines the company’s competitive position and its status as a "best-in-class" or laggard performer in the industry. In the final stages of the pre-trade investment process, the team performs deeper intrinsic value analysis to better understand dynamics such as cash flow and assess whether the candidate for investment may present a value and/or growth opportunity.

The investment process continues unabated after a trade is executed. Visium analysts track major catalysts as they follow the companies they cover. Its trading desk cultivates information flow with the investment community. Visium believes these relationships facilitate the ongoing assessment of market dynamics, the active management of positions, the exploitation of mispricings as they occur and the control of market risk.

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The sizing of positions is oriented toward the best ideas whose concentrations may be significant, depending on market conditions, liquidity, and conviction level. Long and short trades are expected to generate positive returns; moreover, the investment team may purchase or sell ETFs or equity indices to hedge risk, enhance returns and maintain desired risk exposures. Aside from U.S. mid- and large-cap company stocks, a small portion of the portfolio (generally 5% to 10%) may be invested in municipal and corporate bonds. Generally, over 80% of the net asset value of the assets which Visium manages will be invested in U.S.-based issuers.

Chilton Investment Company, LLC (“Chilton”)

Chilton’s investment approach aims to consistently produce returns with less risk than that of the overall market by focusing on identifying the best business models. Once identified, Chilton employs a growth at a reasonable price (aka GARP) strategy that focuses on investing long in good business models at attractive entry points. The strategy will seek to manage net market exposure by shorting ETF securities. Chilton’s long-short equity investment objectives embody a long-term investment philosophy that seeks (i) capital appreciation in rising markets and capital preservation in declining markets, (ii) to capitalize on early identification of changes or trends in equity markets and (iii) consistent returns with controlled volatility.

Chilton will deploy on behalf of the Fund an investment strategy focused on capturing fundamental value. The strategy invests generally in equity securities of companies located in the U.S., although a portion of the assets may be invested globally in non-U.S. securities. The strategy is managed by Richard L. Chilton, Jr. and is typically diversified across sectors and market capitalizations, with allocations dependent on opportunities identified through the fundamental, bottom-up research process. Through this process, Chilton believes that superior investment returns can be achieved by capitalizing on the early identification of changes that take place within stock markets, industry groups and individual companies. While macro business conditions, the state of the economy and the level of inflation and interest rates are important, the strategy concentrates on identifying companies with highly dynamic earnings prospects before they are fully recognized in the marketplace. In addition to the GARP strategy, Chilton also seeks to identify certain special situation investments in companies undergoing changes that enhance their business prospects but that are not yet reflected in their stock market valuations. In addition, the Fund’s investments may include investments in “unseasoned” as well as mature companies. In searching out investment candidates, Chilton is flexible, opportunistic and value-conscious. Chilton believes that its investment selection skills will, over time, provide favorable returns in comparison to broad market indices on an inflation-adjusted basis.

Sterling Ridge Capital Management LP ("Sterling Ridge")

Sterling Ridge’s investment approach aims to generate attractive absolute returns through a range of market cycles, focusing on trading in the liquid global equity markets. Sterling Ridge seeks to generate returns by identifying securities which Sterling Ridge believes may be mispriced and/or are likely to become involved in a “re-rating,” in which the market prices move towards a level consistent with the fundamentals as analyzed by Sterling Ridge. Sterling Ridge’s investment strategy is focused primarily on single name stock picking as well as thematic exposure to groups of stocks and active risk-management around the foregoing on both the long and short sides.

Sterling Ridge utilizes a fundamental research process that analyzes company fundamentals (e.g., asset valuation, quality of management, likely catalysts and/or innovative products), as well as industry dynamics (e.g., stage of business cycle, margin trends, demand-supply profiles and competitive pressures). Sterling Ridge’s investment approach focuses on fundamental research and investing with the objective of generating returns from projected stock events generally occurring within approximately three to 12 months of the initial investment. The Sterling Ridge model involves capital allocations among different market sectors in an effort both: (i) to reduce risk by allocating away from sectors perceived by Sterling Ridge as excessively volatile and/or uncertain and (ii) to bias the portfolio towards those sectors expected to outperform in the near- to mid-term and concerning which Sterling Ridge has the highest level of conviction. This allocation process is combined with guidelines intended to approximately limit the strategy’s maximum net and gross exposure, as well as concentration in any single issuer or group of related issuers. Risk management, including an emphasis on the dynamic allocation and reallocation of capital among market sectors (appropriately controlled overall net and gross market exposures, as well as general guidelines on drawdowns and position concentration), is a principal component of the Sterling Ridge investment approach.

Sterling Ridge focuses primarily on the U.S. equity markets, but may also include a significant exposure to non-U.S. equities. Sterling Ridge expects to invest in a number of market sectors, with exposures likely being in financials, consumer, technology, media and telecom, and sectors that may be sensitive to economic cycles. Sterling Ridge focuses on large- and mid-capitalization, liquid stocks, but may from time to time also invest a significant portion in the less liquid stocks of smaller capitalization companies. Sterling Ridge may from time to time trade opportunistically in other financial instruments and may make long and short trades. Sterling Ridge may invest in equity securities issued in public offerings — both initial and secondary public offerings. Sterling Ridge may, but is under no obligation to hedge its positions.

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Convector Capital Management, LP (“Convector”)

Convector’s investment approach seeks to maximize investment returns by managing a diversified portfolio constructed primarily of individual long and short equity positions of U.S. and non-U.S. equity securities. Convector may invest in U.S. and non-U.S. long or short positions in: publicly traded common stocks, exchange traded funds, currencies, futures (including financial futures), forward contracts, preferred stocks, stock warrants and rights, bonds, notes or other debentures, convertible securities, swaps, options (purchased and sold, covered and uncovered), and other securities or financial instruments.

Convector seeks to exploit the mispricing of securities that occurs due to what Convector’s portfolio manager views as the broad market’s emphasis on the short-term, which often does not adequately reflect the long-term earnings power of many publicly-traded companies. Convector has the ability to invest opportunistically across different asset classes. Convector seeks to manage risk by (i) focusing on securities trading below what Convector estimates to be their intrinsic value (on the long side) or above such value (on the short side); (ii) avoiding undue sector concentration and/or overexposure to individual securities; (iii) holding cash or cash equivalents when Convector believes the market offers severely limited profit opportunities, or when the potential upside opportunity is not, in Convector’s view, appropriate for the underlying risk involved; (iv) conducting an extensive due diligence process aimed at uncovering an informational or analytical advantage that would provide Convector with a better understanding of individual investment opportunities; and (v) taking a comprehensive view of the macro/top-down environment that would provide Convector with a better appreciation of the risk of loss associated with each individual investment and the overall portfolio. Convector does not intend to directly hedge risks such as currency, interest rates and country (and specific market) uncertainties but, instead, intends to structure its allocated portion of the portfolio in such a way that the portfolio organically hedges as many of these risks as possible through the use of long and short positions, forward contracts, or derivatives and cash. However, if market conditions dictate, Convector may directly hedge specific risks. Convector may generally use derivatives such as options, swaps, or forward contracts for investment purposes or risk control.

Principal Investment Risks

•	Active and Frequent Trading Risk: Executing the strategies of a sub-adviser may from time to time require frequent trading by the Fund, resulting in substantial brokerage commissions and other transaction fees and expenses. These expenses must be offset by investment gains in order for the Fund to be profitable. Furthermore, because a sub-adviser may utilize “soft dollars” to pay research and brokerage expenses to the extent that the sub-adviser believes is consistent with the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, the sub-adviser has an incentive to trade the Fund’s assets in higher volumes than the sub-adviser otherwise would. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.
•	Allocation Risk: The Fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by the Adviser. If the Fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the Adviser’s intended allocation, or if the Fund’s allocation is not optimal for market conditions at a given time, the Fund’s performance may suffer.
•	Credit Risk: There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

•       Derivatives Risk: The Fund may use derivatives (including swaps, options and futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and

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deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

-	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
-	Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Certain derivatives, such as futures, can become illiquid due to exchange-imposed price fluctuation limits.
-	Risk of Options and Futures: The primary risks associated with the use of options and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
-	Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.
-	Tax Risk: The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and be subject to future legislature, regulation or administrative pronouncements issued by the Code.
•	Equity Securities Risk: The Fund will invest primarily in equity securities, including common stock which is susceptible to general stock market fluctuations, and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The equity markets are speculative and highly issuer-specific. Mismanagement or misconduct by corporate offices can cause the complete loss of an equity investment, and the equity markets may be particularly susceptible to subjective investment factors and market sentiment. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. While both represent proportional share ownership of a company, preferred stocks often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.
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-	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.
-	Warrants and Rights Risk: The Fund may invest a portion of its assets in warrants and rights, which gives holders a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants and rights do not pay a fixed coupon or dividend. Investments in warrants and rights involve certain risks, including the possible lack of liquidity, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying stock to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment).
-	Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.
•	Exchange-Traded Funds (ETF) Risk: ETFs are a type of investment company bought and sold on a securities exchange. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The Fund may use ETFs to hedge its portfolio and there is a risk such investments may not perform as intended. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential. In some cases, an ETF may seek to replicate the performance of a particular index by identifying and holding only a subset of the securities in the index or by holding one or more derivative instruments related to the index. In such cases, an investment in the ETF is subject to the risk that the replication strategy used by the ETF will fail to accurately track the performance of the index. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives.
•	Financial Services Sector Investments Risk: The Fund may invest in financial services companies. The financial services industry is vulnerable to a number of factors, including: extensive government regulation, rapid business changes, general economic conditions, significant competition, and value fluctuations. For example, many financial services companies suffered substantial losses as a result of the events of 2007–2009 due to heavy losses in proprietary trading. The ongoing volatility in the credit and other market sectors since 2009 continues to pose significant financial challenges and risks to financial services companies. Extensive and changing governmental regulation of financial services companies can, among other things, both increase costs and make it difficult to pass the increased costs on to consumers. Far-reaching revisions to the regulation of the financial services industry have recently been adopted in the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) which could further affect the profitability of companies in that sector. On the other hand, in certain cases, deregulation of financial services companies has resulted in increased competition and reduced profitability. Investing in the financial services sector may expose the Fund to systemic risk in the financial system. Moreover, the prices of stocks and bonds issued by many financial services companies have historically been more closely correlated with changes in interest rates than the prices of other stocks.
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•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
o	Special Risks of Developing and Emerging Markets: The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries and those countries are more likely to experience instability resulting from rapid changes or developments in social, political and economic conditions. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.
o	Currency Risks: The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.
•	High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs. In addition, companies in which the Fund invests could be adversely affected by the lack of commercial acceptance of a new product or products or by technological change and obsolescence. Many of these companies may participate in undeveloped or limited markets, have limited products, rely on proprietary technology that may be difficult to protect from competitors, have no proven profit-making history, operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses.

•         High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. For example, technology companies are often characterized by above-average growth rates combined with rapid technological change and intense competition, causing their valuation to be difficult to predict and their stocks significantly more volatile than the overall equities markets.
•	Leverage Risk: Using borrowing or derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage.
•	Management Risk: The Adviser's and sub-advisers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results. There can be no assurance that either the sub-advisers selected by the adviser or the securities selected by the sub-advisers will produce positive returns. While the investment strategies employed by the sub-advisers are intended to be complementary, they may not in fact by complementary. The interplay of the various strategies employed by the sub-advisers may result in the Fund holding a significant amount of certain types of securities. The degree of correlation among the investment strategies of the sub-advisers and the market as a whole will vary as a result of market conditions and other factors, and certain sub-advisers could have a greater degree of correlation with each other and with the market than other sub-advisers.
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o	Fundamental Analysis Risk: Fundamental analysis — which is based on the theory that market mispricings exist because market prices do not incorporate all knowable economic and other relevant data is subject to the risk of inaccurate or incomplete market information, as well as the difficulty of predicting future prices based upon analysis of all known information. Investments made on the basis of fundamental analysis are subject to significant losses when market sentiment leads to investments’ market prices being materially discounted from the expected prices indicated by fundamental analysis (as in the case of “flights to quality” when the demand for valuing certain risky investments plummets) or when technical factors, such as price momentum encouraged by trend following, dominate the market. Fundamental analysis is inherently subject to the risk of not having identified all the relevant economic factors. This risk may be exacerbated by the difficulty of even being aware of all relevant idiosyncratic factors (there may, for example, be dissension among management, illness of one or more key persons, or inaccurate accounting procedures, none of which is within the scope of the universe of data). Also, the macro-economic factors considered by a sub-adviser are difficult to evaluate or implement even by those traders who base their strategies on doing so. Fundamental analysis is also inherently subject to the unpredictable duration of periods during which market prices and “true value” as determined by such analysis will change. A sub-adviser may be entirely correct in its analysis of the idiosyncratic factors affecting the price of a stock, but the market may not reflect “true value” during the period that the sub-adviser determines a position in such stock can be held. Although a sub-adviser’s conviction in a particular position factors into the sub-adviser’s analysis of a likely “event path” through which value will be realized, there can be no assurance that the sub-adviser will correctly identify such “exit strategy” or “event path.”
o	Limited Use of Technical Analysis Risk: A sub-adviser may use technical analysis (i.e., the analysis of historical and current market data into its investment decisions) only sparingly and as a means of selecting issuers for detailed fundamental analysis. Technical analysis posits that at any point in time the market price movements and patterns represent the collective judgments of likely millions of market participants and are the best source for predicting short- to mid-term price movements. This may be in direct contrast to a sub-adviser’s approach which posits that its analysis of the idiosyncratic factors affecting individual issuers will be able to identify material mispricings in the prevailing market prices. Periods during which technical factors dominate market pricing recur frequently. During such periods, the sub-adviser’s strategy may incur material losses despite having itself been successfully implemented.
o	Resource-Intensive Strategy Risk: A sub-adviser’s focus on detailed fundamental analysis is resource-intensive. In seeking to identify investment opportunities for the Fund, a sub-adviser may be competing with other managers with resources many times greater than those of the sub-adviser.

•       Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

•	Quantitative Model Risk: A sub-adviser may use quantitative methods to determine which issuers merit further research as a potential investment. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the sub-adviser will be successful in obtaining, developing and/or maintaining effective quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).
•	Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.
•	Short Selling and Short Position Risk: A short sale is effected by selling a security that the Fund does not own, or selling a security which the Fund owns but that it does not deliver upon consummation of the sale. In order to initiate a “short” sale, a seller must “locate” a source from which the seller can borrow the securities to be sold short and, in order to make delivery to the buyer of a security sold short, the seller must borrow the security. In so doing, the seller incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender. The Fund's long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Fund's overall potential for loss. If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is theoretically higher. However, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder
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will not lose more than the amount invested in the Fund. The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. “Short squeezes” are recurrent market events in which certain traders drive up the price and attempt to acquire a substantial percentage of the trading market in a stock, forcing the short sellers to incur major losses in closing out their short positions. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at the same that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. When the Fund sells a security, the Fund must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium for the right to borrow the security. This obligation must, unless the Fund then owns or has the right to obtain, without payment, securities identical to those sold short — which the Fund will generally not do — be collateralized by a deposit of cash or marketable securities with the lender. From time to time, various regulatory authorities have imposed “short-selling bans” in selected securities (often, however, a wide population of securities), making it difficult if not impossible to continue to implement certain long-short (as well as other) equity strategies.

•	Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Past and recurring events have demonstrated that investors such as the Fund can incur material losses as a result of corporate mismanagement, fraud and accounting irregularities.
•	Small and Medium Capitalization Company Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.
•	Trade Execution Risk: The Fund acquires a significant number of both long and short equity positions. The cost of doing so will be materially affected by the speed and efficiency of the Fund’s transactions. Inefficient executions can generate substantial transaction costs over time, possibly materially reducing the profitability of the Fund’s positions.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund's portfolio turnover rate is expected to be above 100% annually.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short -term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund may, from time-to-time, make available month-end portfolio holdings information on the website www.altegrismutualfunds.com. If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1(888)524-9441.

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Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser

Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 400, La Jolla, CA 92037, serves as investment Adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio including through the sub-advisers. The Adviser is responsible for selecting the Fund's sub-advisers and assuring that investments are made according to the Fund's investment objectives, policies and restrictions. The Adviser was established in 2010 for the purpose of advising mutual funds. As of June 30, 2015, the Adviser had approximately $2.28 billion in assets under management. However, management of the Adviser and its affiliates, and the Portfolio Managers, have substantial experience in both the selection and evaluation of alternative investment managers, portfolios and strategies, and the structuring, management and distribution of alternative investment products, and as of June 30, 2015 oversaw approximately $2.63 billion of client trading level allocated to alternative investments including equity long short strategies.

The Adviser is wholly-owned and controlled by (1) private equity funds managed by Aquiline Capital Partners LLC and its affiliates (“Aquiline”), and by Genstar Capital Management, LLC and its affiliates (“Genstar”), and (2) certain senior management of Altegris and certain of its affiliates. Established in 2005, Aquiline focuses its investments exclusively in the financial services industry. Established in 1988, Genstar focuses its investment efforts across a variety of industries and sectors, including financial services.

Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.75% of the Fund's average daily net assets. The Fund's Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor)) will not exceed the following levels of the average daily net assets attributable to each Class of shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

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FEE WAIVER TABLE

	Class A	Class C	Class I	Class N
Expense Limit	2.24%	2.99%	1.99%	2.24%

Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with Convector will be available in the next annual shareholder report. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with Sterling Ridge is available in the annual shareholder report dated March 31, 2015. A discussion regarding the basis for the Board of Trustees' approval of the advisory and other sub-advisory agreements is available in the Fund's semi-annual shareholder report dated September 30, 2015. For the fiscal year ended March 31, 2015, the Adviser received an annual advisory fee equal to 1.58% of the Fund’s average daily net assets.

Investment Adviser Portfolio Managers

Robert J. Murphy, CFA, FRM, CAIA
Deputy Chief Investment Officer

Mr. Murphy has served as Deputy Chief Investment Officer of the Adviser since August 2014. Mr. Murphy is a member of the Altegris Investment Committee and is responsible for specific portfolio and risk management responsibilities. From July 2009 to July 2014, Mr. Murphy served as the Chief Investment Officer, Co-Portfolio Manager and Director of Risk for Hatteras Alternative Mutual Funds, a subsidiary of Hatteras Funds. At Hatteras he led the portfolio management team with responsibility for establishing the policies, processes and direction for asset allocation, portfolio construction and portfolio management. In addition, as Chief Investment Officer and Chairman of the Investment Committee, Mr. Murphy was responsible for the overall risk management of the Hatteras Alternative Mutual Funds, including establishing risk/reward criteria and investment risk allocation.

Prior to joining Hatteras, Mr. Murphy was with Ivy Asset Management Corp. LLC, a division of BNY Mellon Asset Management, as a Managing Director in the Investments Group and in the Investment Products and Strategy Group from October 2008 to July 2009. Before joining Ivy in August 2008, Mr. Murphy was a Partner and Director of Risk Management at Meridian Capital Partners, where, beginning in October 2001, he worked in various senior capacities, including investment manager research and portfolio management. Earlier in his career, Mr. Murphy was a senior fixed income investment banker with several respected financial industry organizations including DLJ and Bear Stearns. Mr. Murphy received his BA and MBA degrees from the State University of New York at Albany. He has earned designations as a Charter Financial Analyst (CFA®), Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA).

Eric Bundonis, CFA

Director of Research and Sourcing

Mr. Bundonis has served as Director of Research and Sourcing since November 2014 and served as Vice President until July, 2015. From February 2012 to November 2014, Mr. Bundonis was Co-Director of Research and Investments of the Adviser. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Bundonis brings over 10 years of alternative investment experience. From July 2009 to January 2012, Mr. Bundonis served as Vice President, Senior Research Analyst for an affiliate of the Adviser. Prior to joining the Adviser in 2009, Mr. Bundonis was an Associate at OneCapital Management Partners in New York. As a member of OneCapital's investment committee, Mr. Bundonis was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors. Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Sub-Adviser and Sub-Adviser Portfolio Manager

Harvest Capital Strategies LLC, 600 Montgomery Street, 17th Floor, San Francisco, CA 94111, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Harvest is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Harvest, as a sub-adviser, Harvest is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the adviser, not the Fund. Harvest is an SEC-registered investment advisory firm specializing in long short equity strategies. The firm focuses on capital preservation and risk-adjusted returns. Harvest has served institutional investors since 1999. As of June 30, 2015 it had $2.2 billion in assets under management.

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Mr. Don Destino
Managing Director

Mr. Destino joined the sub-adviser in 2009. He is a Managing Director of the sub-adviser and portfolio manager of Harvest Financial Partners. Mr. Destino previously served as a portfolio manager in the public equities group at Kohlberg Kravis Roberts & Co. From 2003 through 2007, he was a Managing Director and senior research analyst at JMP Securities following the specialty finance industry. Beforehand, he served as an equity research analyst covering non-bank financial services at Banc of America Securities, from 2000 to 2003, and at Jefferies & Co., from 1997 through 1999. Mr. Destino holds an MBA from the Yale School of Management and BA degrees in economics and sociology from the University of San Diego.

Mr. Kelly D. Wiesbrock
Managing Director

Mr. Wiesbrock joined the sub-adviser in 2005. He is a Managing Director of the sub-adviser and is the portfolio manager for Harvest Agriculture Select, L.P., a fund which has investment objectives and strategies substantially similar to those of the agriculture/consumer sub-strategy managed for the Fund by the sub-adviser, and for which Mr. Wiesbrock will serve as portfolio manager. Mr. Wiesbrock has 18 years of experience in the consumer industry in varied capacities, such as investment management, distressed financial consulting and operations. From 2000 to 2005, he was responsible for the long short consumer and business services investments at Ascend Capital. Prior to his investment career at Ascend Capital, he was a divisional CFO for Purina Mills, a consultant focused on distressed consumer companies for Deloitte Consulting and an operations engineer for Frito-Lay. Mr. Wiesbrock received an MBA from Harvard University and a BS degree in mechanical engineering from the University of Illinois.

Visium Asset Management, LP, 888 Seventh Avenue, 22nd Floor, New York, NY 10019, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Visium is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Visium, as a sub-adviser, Visium is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Visium is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Visium has served institutional investors since 2005. As of June 30, 2015, it had approximately $7.1 billion in assets under management.

Mr. Robert Kim
Portfolio Manager, Global Director of Research

Mr. Kim joined the sub-adviser in May 2010, and is the Global Director of Research and the Portfolio Manager for the long short equity strategies pursued by the sub-adviser on behalf of the Fund. He has over 21 years of experience working at multi-billion-dollar hedge fund management firms. Prior to joining Visium, Mr. Kim was a portfolio manager for Millennium Partners, and before that, from 2006 to 2009, he ran a diversified equity portfolio and served as director of a fundamental equity long short team at Royal Bank of Canada. From 2004 to late 2005 he was the co-founder and CIO of Cydonia Capital Management, a hedge fund seeded by SAC Capital. From 1998 to 2004, Mr. Kim was a senior portfolio manager at GLG Partners, Soros Fund Management, and SAC Capital. Prior to that, from 1994 to 1998, he was a senior equity analyst covering consumer and healthcare sectors at Moore Capital Management as part of a team brought over from Ethos Capital. Mr. Kim began his career at Morgan Stanley in fixed income. He graduated from The Georgia Institute of Technology in 1992 with a BS in Chemistry.

Chilton Investment Company, LLC, 1290 East Main Street, 1st Floor, Stamford, CT 06902, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Chilton is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Chilton, as a sub-adviser, Chilton is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Chilton is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Chilton has served institutional investors since 1992. As of June 30, 2015, it had approximately $2.4 billion in assets under management.

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Mr. Richard L. Chilton, Jr.
Chief Executive Officer and Chief Investment Officer

Mr. Chilton is the Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Company, LLC. He also serves as Chairman and Chief Investment Officer at Chilton Trust Company, LLC and Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Services, LLC. Mr. Chilton founded Chilton in 1992The firm is now a multi-strategy platform including not only Diversified, Concentrated, and Small and Mid-Cap Strategies, which are managed by Mr. Chilton, but also European Equities, and Global Natural Resources. Prior to founding the firm, Mr. Chilton was employed at Alliance Capital and previously worked at Merrill Lynch and Allen & Company. He received a B.S. in Finance and Economics from Alfred University.

Sterling Ridge Capital Management LP, 1325 Avenue of the Americas, 25th Floor, New York, NY 10019, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Sterling Ridge is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and Sterling Ridge, as a sub-adviser, Sterling Ridge is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Sterling Ridge is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Sterling Ridge has served institutional investors since 2013. As of June 30, 2015, it had approximately $371 million in assets under management.

Mr. Richard H. Schimel
Chief Investment Officer

Mr. Schimel is the Founder and Chief Investment Officer of Sterling Ridge Capital Management LP. Mr. Schimel oversees and directs all firm activity including day to day management of Sterling Ridge’s investment portfolio. Prior to founding Sterling Ridge, Mr. Schimel was co-founder and co-chief investment officer at Diamondback Capital Management LLC from 2005 to 2013. From 2000 until 2005, Mr. Schimel was a portfolio manager at SAC Capital Advisors LLC, where he managed investments primarily in the global financial services equity sectors and traded interest-rate-related products. Prior to his tenure at SAC, Mr. Schimel was a Vice President (proprietary trader) on Morgan Stanley’s government bond trading desk. Mr. Schimel began his career at Paine Webber as a Trading Assistant and later became a proprietary government bond trader. Mr. Schimel received his Bachelor’s degree from the University of Michigan.

Convector Capital Management, LP, 645 Madison Avenue, New York, NY 10022, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Convector is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and Convector, as a sub-adviser, Convector is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Convector is an SEC-registered investment advisory firm specializing in global equity long short strategy investing. Convector has served institutional investors since 2011. As of August 31, 2015, it had $144 million in assets under management.

Mr. Emmanuel Ferreira
Chief Investment Officer

Mr. Ferreira is the Founder and Chief Investment Officer of Convector Capital Management, LP. Mr. Ferreira oversees and directs all firm activity including day to day management of Convector’s investment portfolio. Prior to founding Convector, Mr. Ferreira was a portfolio manager at OppenheimerFunds, Inc. from January 2003 to November 2011. From July 1999 to December 2002, Mr. Ferreira was Managing Director and Portfolio Manager at Lashire Investments Ltd. Prior to his tenure at Lashire, Mr. Ferreira was a Vice President and Senior Analyst at Mark Asset Management Corp., where he focused on the energy and consumer sectors. Before starting his career in asset management, Mr. Ferreira worked in the Financial Advisory Services group of Coopers & Lybrand LLP, where he specialized in international mergers, acquisitions, privatization and restructuring.

The Fund's “Statement of Additional Information” provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

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HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per-class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ([assets-liabilities]/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per-class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If the security is not traded on an exchange, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.    If market quotations are otherwise not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith by the Adviser and/or relevant sub-adviser in accordance with such procedures approved by the Board.  In this respect, the Adviser and/or sub-adviser participate in the valuation process by preparing the fair valuation for any such securities as per approved  procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator, auditors, and in some cases certain service providers to the issuers of securities subject to the fair valuation. This process is tested and subject to ongoing and periodic monitoring by the adviser and/or sub-adviser, the Fund’s administrator, and the Board.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund and the adviser may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in Underlying Pools which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Underlying Pools do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, from the price that may be realized upon the actual sale of the security, or from market prices when they become available.

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With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 4 classes of shares offered by the Fund: Class A, Class C, Class I and Class N. The Fund offers these 4 classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees and minimum investment. Class A charges a maximum sales load of 5.75% and Class C charges a maximum deferred charge of 1.00%. Class A, Class C and Class N shares pay an annual distribution fee of up to 0.25%, 1.00%, and 0.25% respectively, of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to Distribution Plans under Rule 12b-1. Class I shares do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see Distribution (12b-1) and Shareholder Servicing Fees on page 31 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. The Adviser also reserves the right to waive investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution and/or shareholder servicing fees of up to 0.25% on an annualized basis of the average daily net assets of Class A shares. The 12b-1 fees are accrued and paid monthly. Overtime, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of the Fund unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and Above	0.00%	0.00%	See below
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

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As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
•	Shares held through an administrator or trustee/custodian of an Employer-Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
•	Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. The 13-month period commences on the day that the LOI is received by the Fund, and you must tell the Fund that later purchases are subject to the LOI. Purchases submitted prior to the date the LOI is received by the Fund are not counted toward the sales charge reduction. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund, or the Adviser, or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
•	Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
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•	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called a "NAV transfer").

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

The Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the Adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Adviser in satisfaction of the advance. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

Class N Shares

Class N shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder's investment and may cost more than other types of sales charges. The minimum initial investment in Class N shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

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Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider when Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Via Regular Mail	or Overnight Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC PO Box 541150 Omaha, NE 68154	Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC 17605 Wright Street Suite 2 Omaha, NE 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1(888)524-9441 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You

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may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund at 1(888)524-9441 for more information about the Fund's Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "Altegris Equity Long Short Fund." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept cash, third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order
When making a purchase request, make sure your request is in good order.
"Good order" means your purchase request includes:

•      The name of the Fund and share class

•      The dollar amount of shares to be purchased

•      A completed purchase application or investment stub

•      Check payable to the " Altegris Equity Long Short Fund"

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1(888)524-9441 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Via Regular Mail	or Overnight Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC PO Box 541150 Omaha, NE 68154	Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC 17605 Wright Street Suite 2 Omaha, NE 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1(888)524-9441. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may

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include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order
Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•        The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed,

•        The request must identify your account number,

•        The request should be signed by you and any other person listed on the account, exactly as the shares are registered, and

•        If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	You request a redemption to be made payable to a person not on record with the Fund;
•	You request that a redemption be mailed to an address other than that on record with the Fund;
•	The proceeds of a requested redemption exceed $50,000;
•	Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

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Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

	Class A	Class C	Class I	Class N
Minimum	$2,500	$5,000	$1,000,000	$2,500

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
•	Rejecting or limiting specific purchase requests;
•	Rejecting purchase requests from certain investors; and
•	Assessing a redemption fee for short-term trading made within 30 days of purchase.

Although these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C and Class N shares, pursuant to Rule 12b-1 of the 1940 Act (the “Plans”), which allow the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares. Class I shares do not have a Plan. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Class A	Class C	Class N
12b-1 Fee	0.25%	1.00%	0.25%

The Fund’s distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may

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utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Fund’s Adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to the Fund), provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediary’s that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1(888)524-9441 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the 2015 financial statements audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s March 31, 2015 annual report, which is available upon request. The information for the years ended March 31, 2013 and March 31, 2014 was audited by another independent registered public accounting firm. The annual report is available upon request.

Please note, the Fund has elected a new fiscal year-end, to be effective as of December 31, 2015.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A	Class A		Class A (1)
	Year Ended March 31, 2015	Year Ended March 31, 2014		Period Ended March 31, 2013
Net asset value, beginning of year/period	$ 10.72	$10.51		$10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.29)	(0.33)		(0.30)
Net realized and unrealized gain on investments	0.96	1.13		0.84
Total from investment operations	0.67	0.80		0.54

Less distributions from:
Net realized gains	(0.29)	(0.59)		(0.03)
Redemption fees collected (3)	0.00	0.00		0.00

Net asset value, end of year/period	$ 11.10	$10.72		$10.51

Total return (4)	6.35%	7.76%	(6)	5.40%	(5,6)

Net assets, at end of period/period (000s)	$ 8,049	$14,924		$2,211

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including	4.11%	4.51%		5.13%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of gross expenses to average net assets excluding	2.41%	2.96%		3.85%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of net expenses to average net assets including	3.94%	4.27%		4.53%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net expenses to average net assets excluding	2.24%	2.72%		3.24%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net investment loss to average net assets (8,10)	(2.67)%	(3.30)%		(3.19)%	(9)
Portfolio Turnover Rate	330%	432%		517%	(5)

(1)	Class A commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(9)	Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

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	Class C		Class C (1)
	Year Ended March 31, 2015		Period Ended March 31, 2014
Net asset value, beginning of year/period	$ 10.68		$ 11.04

Income (loss) from investment operations:
Net investment (loss) (2)	(0.37)		(0.17)
Net realized and unrealized gain on investments	0.96		0.40
Total from investment operations	0.59		0.23

Less distributions from:
Net realized gains	(0.29)		(0.59)
Redemption fees collected (3)	0.00		0.00

Net asset value, end of year/period	$ 10.98		$ 10.68

Total return (4)	5.62%	(6)	2.21%	(5)

Net assets, at end of year/period (000s)	$ 2,998		$ 1,188

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including	4.86%		4.84%	(8)
dividends from securities sold short and interest expense (6,7)
Ratio of gross expenses to average net assets excluding	3.16%		3.29%	(8)
dividends from securities sold short and interest expense (6,7)
Ratio of net expenses to average net assets including	4.69%		4.60%	(8)
dividends from securities sold short and interest expense (7)
Ratio of net expenses to average net assets excluding	2.99%		3.05%	(8)
dividends from securities sold short and interest expense (7)
Ratio of net investment loss to average net assets (7,9)	(3.42)%		(3.51)%	(8)
Portfolio Turnover Rate	330%		432%	(5)

(1)	Class C commenced operations on October 7, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8)	Annualized.
(9)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

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	Class I		Class I		Class I (1)
	Year Ended March 31, 2015		Year Ended March 31, 2014		Period Ended March 31, 2013
Net asset value, beginning of year/period	$ 10.76		$ 10.53		$ 10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.26)		(0.33)		(0.30)
Net realized and unrealized gain on investments	0.97		1.15		0.83
Total from investment operations	0.71		0.82		0.54

Less distributions from:
Net realized gains	(0.29)		(0.59)		(0.03)
Redemption fees collected (3)	0.00		0.00		0.00

Net asset value, end of year/period	$ 11.18		$ 10.76		$ 10.51

Total return (4)	6.70%	(5)	7.94%	(6)	5.40%	(5,6)

Net assets, at end of year/period (000s)	$ 119,704		$104,698		$33,053

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including	3.86%		4.27%		4.88%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of gross expenses to average net assets excluding	2.16%		2.71%		3.60%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of net expenses to average net assets including	3.69%		4.02%		4.28%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net expenses to average net assets excluding	1.99%		2.47%		2.99%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net investment loss to average net assets (8,10)	(2.40)%		(3.05)%		(2.94)%	(9)
Portfolio Turnover Rate	330%		432%		517%	(5)

(1)	Class I commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(9)	Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invest.
	Class N	Class N	Class N (1)
	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013
Net asset value, beginning of year/period	$ 10.71	$ 10.51	$ 10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.29)	(0.36)	(0.30)
Net realized and unrealized gain on investments	0.97	1.15	0.83
Total from investment operations	0.68	0.79	0.54

Less distributions from:
Net realized gains	(0.29)	(0.59)	(0.03)

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Redemption fees collected (3)	0.00		0.00		0.00

Net asset value, end of year/period	$ 11.10		$ 10.71		$ 10.51

Total return (4)	6.45%	(6)	7.66%	(6)	5.40%	(5,6)

Net assets, at end of year/period (000s)	$ 17,232		$ 33,862		$ 33,053

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including	4.11%		4.51%		5.13%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of gross expenses to average net assets excluding	2.41%		2.96%		3.85%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of net expenses to average net assets including	3.94%		4.27%		4.53%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net expenses to average net assets excluding	2.24%		2.72%		3.24%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net investment loss to average net assets (8,10)	(2.67)%		(3.30)%		(3.19)%	(9)
Portfolio Turnover Rate	330%		432%		517%	(5)

(1)	Class N commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(9)	Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

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PRIVACY NOTICE Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: · Social Security Number · Purchase History · Assets · Account Balances · Retirement Assets · Account Transactions · Transaction History · Wire Transfer Instructions · Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday businesses. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes Information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes Information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-402-493-4603

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Who we are	Who is providing this notice? Northern Lights Fund Trust

What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tells us who receives the money

•    Show your government-issued ID

•    Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•    Sharing for affiliates' everyday business purposes—information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Northern Lights Fund Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Northern Lights Fund Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.
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ALTEGRIS EQUITY LONG SHORT FUND

Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street Suite 400 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Deloitte & Touche LLP 695 Town Center Drive, Suite 1200 Costa Mesa, CA 92636	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	JPMorgan Chase Bank 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated December 2, 2015 (the "SAI"), as supplemented. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1(888)524-9441 or visit www.altegrismutualfunds.com. You may also write to:

ALTEGRIS EQUITY LONG SHORT FUND

c/o Gemini Fund Services, LLC
PO Box 541150
Omaha, NE 68154

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

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www.altegrismutualfunds.com

December 2, 2015

Altegris Equity Long Short Fund A Series of Northern Lights Fund Trust
Statement of Additional Information Class A (ELSAX) Class C (ELSCX) Class I (ELSIX) Class N (ELSNX)

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Altegris Equity Long Short Fund (the "Fund") dated December 2, 2015. You can obtain copies of the Fund's Prospectus, annual or semi-annual reports without charge by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1.888.524.9441. You may also obtain a Prospectus by visiting the Fund's website at www.altegrismutualfunds.com.

888.524.9441	www.altegrismutualfunds.com

TABLE OF CONTENTS

THE FUND	2
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	24
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	26
MANAGEMENT	28
CONTROL PERSONS AND PRINCIPAL HOLDERS	35
INVESTMENT ADVISER AND SUB-ADVISERS	36
THE DISTRIBUTOR	40
PORTFOLIO MANAGERS	43
ALLOCATION OF PORTFOLIO BROKERAGE	50
PORTFOLIO TURNOVER	50
OTHER SERVICE PROVIDERS	51
DESCRIPTION OF SHARES	53
ANTI-MONEY LAUNDERING PROGRAM	53
PURCHASE, REDEMPTION AND PRICING OF SHARES	53
TAX STATUS	58
OTHER REPORTING AND WITHHOLDING REQUIREMENTS	60
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
LEGAL COUNSEL	63
FINANCIAL STATEMENTS	63
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A-1

888.524.9441	www.altegrismutualfunds.com

THE FUND

The Altegris Equity Long Short Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally, on a per-class basis, with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers four classes of shares: Class A shares, Class C shares, Class I, and Class N shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

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TYPES OF INVESTMENTS

The investment objective of the Fund and the descriptions of the Fund's principal investment strategies are set forth under "Investment Objective, Principal Investment Strategies, Related Risks" in the Prospectus. The Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies which Altegris Advisors, L.L.C. (the "Adviser"), Harvest Capital Strategies, LLC ("Harvest"), Visium Asset Management, LP (“Visium”), Chilton Investment Company, LLC (“Chilton”), Sterling Ridge Capital Management LP ("Sterling Ridge"), and Convector Capital Management, LP (“Convector”) (Harvest, Visium, Chilton, Sterling Ridge, and Convector, each a "Sub-Adviser", together "Sub-Advisers") may employ in pursuit of the Fund's investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

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Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. The Fund may also invest in exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities.

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To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. The Fund may also purchase ETFs and other closed-end funds that invest in emerging market securities.

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

The Fund's investments in exchange-traded funds, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: (1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; (2) investing more than 5% of the Fund's assets in any single such investment company; and (3) investing more than 10% of the Fund's assets in investment companies overall unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from

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such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses. The Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Sub-Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time

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may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 35% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and its Adviser or Sub-Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange-Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs). ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower-rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

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Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower-rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended ("1933 Act "), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

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Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by

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the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed-income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae and Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (PCs), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates ("PCs "), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

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Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

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Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters. Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index ("COFI"). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

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A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular

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options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding

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option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

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Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. This protection is provided only during the life of the spread options.

Credit Default Swaps

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

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If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on any margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or a Sub-Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Futures trading is speculative and futures prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the securities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates. Also, the success of many futures trading strategies that use "technical" factors in identifying price moves depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.

Futures trading is highly leveraged. The low margin deposits normally required in trading futures interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures interest may

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result in an immediate and substantial loss to the investor. Like other leveraged investments, futures trading may result in losses in excess of the amount invested.

Futures contracts may be illiquid. Most U.S. futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only. The CFTC and U.S. exchanges may also impose speculative position limits which, if applicable to the Fund's trading in futures contracts, could require liquidation of positions that could negatively impact profitability.

Futures trading involves counterparty risk. Futures brokers must maintain the Fund's assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a futures broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro-rata share of the property available for distribution to all of the broker's customers. In addition, even if a futures broker adequately segregates the Fund's assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the futures broker fail to satisfy deficiencies in such other customer's account. In addition, trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund, should it trade futures contracts, is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund's trading might be on foreign markets. In addition, if the Fund chooses to exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position, such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund's counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are "principals' markets." That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm's management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

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When Issued, Forward Commitment and Delayed Settlement Purchases

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of the law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") that was passed into law in July 2010, and related regulatory developments, have resulted in new regulation of swap agreements, including margin, clearing, reporting, recordkeeping and registration requirements for certain types of swap contracts and other derivatives, including amount other interest rate swaps and credit default swaps. Because these requirements are new and evolving, and certain of the rules are not yet final, the ultimate impact remains unclear. New regulations could, among other things, limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, or make them less effective. New rules under the Dodd-Frank Act require certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. Furthermore, limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Sub-Adviser Risks

If any Sub-Adviser manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the Sub-Advisers manage other accounts. This increases the competition for the same trades which the Fund makes. There is no assurance that the Fund's trading will generate the same results as any other accounts managed by the Sub-Advisers.

Commodity Pool Operator Regulation

The Adviser, on behalf of the Fund, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, the Fund is not subject to regulation as a commodity pool and the Adviser is not subject to registration or regulation as a commodity pool operator with respect to the Fund.

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Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or a Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A and the PORTAL Alliance have produced enhanced liquidity for many restricted securities. The PORTAL Alliance is an open, industry-wide platform to facilitate over-the-counter trading of 144A equity securities and is intended to enhance the liquidity and transparency of 144A equity securities by creating a source for indicative quotes, trade reporting and issuer information for 144A equity securities.

Under guidelines adopted by the Trust's Board, the Fund's Adviser or a Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered.

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A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or a Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or a Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of securities loaned; (3) the Fund will receive any interest or dividends received on the loaned securities; and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is

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"against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. The Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular "industry " or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities.;

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the fullest extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

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7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders;

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (2) on the prior page. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation; or

5. 80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in particular "equity" investments, as defined in its then-current Prospectus, under normal market conditions. Shareholders will be provided with at least 60 days’ prior notice of any change in the Fund's 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Advisers

Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Adviser and Sub-Advisers to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel and each Sub-Adviser's personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC

Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

JPMorgan Chase Bank, N.A

JPMorgan Chase Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Deloitte & Touche LLP

Deloitte & Touche LLP is the Fund's independent registered public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP

Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund's portfolio holdings in connection with review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Blank Rome LLP

Blank Rome LLP is counsel to the Fund’s Independent Trustees; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, a Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

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MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of seven (7) individuals, at least six (6) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust, the Adviser and Sub-Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl, five (5) additional Independent Trustees, and one (1) Interested Trustee. Andrew Rogers, the Interested Trustee, is the Chief Executive Officer of Gemini Fund Services, LLC, and President of the Trust. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards. Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University. He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards. Andrew Rogers has more than 20 years of experience in the financial services industry and has served as the President of the Trust since 2006. Mr. Rogers is also currently the Chief Executive Officer of Gemini Fund Services, LLC. Prior to joining Gemini Fund Services, LLC, he served in executive roles at J.P. Morgan Chase and Co. and Alliance Capital Management Holdings L.P. as Financial Reporting Manager. Mr. Rogers holds a Bachelor of Science in Accounting. Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate. Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is17605 Wright Street Suite 2, Omaha, NE 68130.

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Independent Trustees Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122

Two Roads Shared Trust

(since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	110	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	110	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	144	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
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Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	144	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	116	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
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James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007)	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), the Northern Lights Variable Trust (“NLVT”), and Two Roads Shared Trust.

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held thirteen meetings.

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Compensation

Effective January 1, 2015, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $29,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Previously, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $28,587.50. In addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,775 and the Audit Committee Chairman receives a quarterly fee of $1,725.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended March 31, 2015. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

NAME AND POSITION	AGGREGATE COMPENSATION FROM TRUST **	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX*** PAID TO DIRECTORS
Anthony J. Hertl	$139,625.00	None	None	$170,000
Gary Lanzen	$115,387.50	None	None	$138,750
Mark H. Taylor	$128,987.50	None	None	$266,250
John V. Palancia	$115,387.50	None	None	$194,750
Andrew Rogers*	None	None	None	None
Mark D. Gersten**	$115,387.50	None	None	$138,750
Mark Garbin**	$115,387.50	None	None	$138,750

* This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

**Elected as a Trustee in September 2013.

*** There are currently multiple series comprising the Trust. Trustees’ fees are allocated equitably among the series in the Trust.

**** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

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Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2014.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark H. Taylor	None	None
John V. Palancia	None	None
Andrew Rogers*	None	None
Mark D. Gersten	None	None
Mark Garbin	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant),

Management Ownership

As of July 2, 2015, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the July 2, 2015, the following shareholder of record owned 5% or more of a Class of the outstanding shares of the Fund as noted.

Name & Address	Shares	Percentage of Fund
Class A Shares
UBS WM USA	58,857.0540	8.12%
1000 Harbor Blvd, 5th Floor
Weehawken, NJ 07086

Pershing LLC	356,369.0730	49.18%
1 Pershing Plaza
Jersey City, NJ 07399

Morgan Stanley Smith Barney, LLC	39,579.8590	5.46%
Harborside Financial Center Plaza 2,
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3rd Floor
Jersey City, NJ 07399-0002

Class C Shares
Morgan Stanley Smith Barney, LLC	129,909.0430	48.19%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

Pershing LLC	36,784.8160	13.65%
1 Pershing Plaza
Jersey City, NJ 07399

UBS WM USA	40,450.6450	15.01%
1000 Harbor Blvd, 5th Floor
Weehawken, NJ 07086

Class I Shares
UBS WM USA	758,043.3520	7.03%
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086

Capinco	4,126,206.8970	35.26%
1555 N. Rivercenter Drive, Ste. 302
Milwaukee, WI 53212

JP Morgan FBO	2,124,439.1120	19.70%
14201 Dallas Parkway, 13th Floor
Dallas, TX 75254

Morgan Stanley Smith Barney, LLC	848,696.6950	7.87%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

Class N Shares
Charles Schwab	602, 314.2010	40.05%
211 Main Street
San Francisco, CA 94105

Assetmark	599, 131.1920	39.78%
3200 N. Central Ave., 7th Floor
Phoenix, AZ 85012

Pershing, LLC	91,244.0090	6.06%
1 Pershing Plaza
Jersey City, NJ 07399-0002

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INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser and Advisory Agreement

Altegris Advisors, L.L.C. (the "Adviser"), located at 1200 Prospect Street, Suite 400 La Jolla, CA 92037, serves as investment adviser to the Fund. The Adviser was established in 2010 for the purpose of advising mutual funds. The Adviser is wholly-owned and controlled by (i) private equity funds managed by Aquiline Capital Partners LLC and its affiliates (“Aquiline”), and by Genstar Capital Management, LLC and its affiliates (“Genstar”), and (ii) certain senior management of Altegris and certain of its affiliates. Established in 2005, Aquiline focuses its investments exclusively in the financial services industry. Established in 1988, Genstar focuses its investment efforts across a variety of industries and sectors, including financial services. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund.

The Adviser has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting the Fund's overall investment strategies and asset allocation as well as hiring and supervising sub-advisers.

Under the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Fund directly in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, directly, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder; (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions; and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

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Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.75% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) at least until December 31, 2016, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below. Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the end of fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interests of the Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and increase its performance. During the fiscal year ended March 31, 2013, the Fund incurred $1,554,271 in advisory fees of which $328,007 were waived. During the fiscal year ended March 31, 2014, the Fund incurred $2,935,954 in advisory fees of which $318,332 were waived. During the fiscal year ended March 31, 2015, the Fund incurred $2,740,386 in advisory fees of which $270,016 were waived.

FUND CLASS	EXPENSE CAP	MINIMUM DURATION
Class A	2.24%	December 31, 2016
Class C	2.99%	December 31, 2016
Class I	1.99%	December 31, 2016
Class N	2.24%	December 31, 2016

The Adviser may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Adviser. A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements is available in the Fund’s annual or semi-annual reports.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor"); (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Fund may be a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees'

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meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement continued in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Advisers and Sub-Advisory Agreements

The Adviser has engaged Harvest Capital Strategies, LLC, Visium Asset Management, LP, Chilton Investment Company, LLC, Sterling Ridge Capital Management LP, and Convector Capital Management, LP to serve as Sub-Advisers to the Fund. Harvest is deemed not to be controlled by any entity or person because the shares of its ultimate parent, JMP Group, Inc., are owned by shareholders, none of whom has more than 25% of its voting shares. Visium is deemed to be controlled by Jacob Gottlieb through his ownership of a majority of the voting interests in JG Asset, LLC, the general partner of Visium. Chilton is deemed to be controlled by Richard L. Chilton, Jr. through direct and indirect ownership of controlling interests in Chilton and its affiliates. Sterling Ridge is deemed to be controlled by Richard Schimel through his ownership of the voting interests in the general partner of Sterling Ridge. Convector is deemed to be controlled by Emmanuel Ferreira through direct and indirect ownership of controlling interests in Convector.

Each Sub-Adviser is responsible for selecting investments and assuring that investments are made according to the Fund's investment objective, policies and restrictions.

Each Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser. Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. Each Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the respective Sub-Advisory Agreement. Pursuant to the relevant Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets. The Sub-Advisers are paid by the Adviser not the Fund.

Each Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on not more than 60 days written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

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Codes of Ethics

The Trust, the Adviser, the Sub-Advisers and the Distributor, each have adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust's Code the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that each Sub-Adviser will vote all proxies that are received on the Fund's behalf with respect to assets managed by the relevant Sub-Adviser.

Where a proxy proposal raises a material conflict between the Adviser's or a Sub-Adviser's interests and the Fund's interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client's account. A copy of each Sub-Adviser's proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1.888.524.9441; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1.888.524.9441 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares.

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The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended March 31, 2013:

FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Altegris Equity Long Short Fund	$261	$0	$0	$0

* The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended March 31, 2014:

FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Altegris Equity Long Short Fund	$4,712	$0	$0	$0

* The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended March 31, 2015:

FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Altegris Equity Long Short Fund	$1.998	$0	$0	$0

* The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

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Rule 12b-1 Plans

The Trust has adopted the Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for the each of Fund's Class A, Class C, and Class N shares (the "Plans") pursuant to which the Fund pays fees to the Distributor for providing distribution and/or shareholder services to the respective Share Class of the Fund. Under the Plans, Class A, Class C, and Class N shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25%, 1.00% and 0.25% for Class A, Class C and Class N shares, respectively of the Fund's average net assets attributable to the relevant class as compensation for the Distributor providing account maintenance and distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

During the fiscal year ended March 31, 2015, Class A, Class C and Class N shares paid $26,444, $21,856 and $54,092, respectively in distribution related fees, pursuant to the Plans. For the fiscal years indicated below, the Fund paid the following allocated distribution fees:

ACTUAL 12B-1 EXPENDITURES PAID BY FUND SHARES

During the Fiscal Year Ended March 31, 2015

TOTAL DOLLARS ALLOCATED
	Class A	Class C	Class N
Advertising/Marketing	None	None	None
Printing/Postage	None	None	None
Payment to distributor	$9,269	$12,418	$18,894
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Payment to dealers	$10,990	$80	$22,442
Compensation to sales personnel	None	None	None
Other	$6,186	$9,358	$12,756
Total	$26,444	$21,856	$54,092

The initial term of the each Plan was one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Additional Compensation to Financial Intermediaries

Set forth below is a list of the member firms of the Financial Industry Regulatory Authority (“FINRA”) to which the Adviser or certain of its affiliates made payments out of their revenues in connection with the sale and distribution of the Fund’s shares or for services to the Fund and its shareholders. Such payments are in addition to any 12b-1 Plan fees paid to such FINRA member firms. The level of additional compensation payments made to these firms will vary, may be limited to specific share classes and can include various initial and on-going payments. The payments are discussed in detail in the Prospectus under the title “Additional Compensation to Financial Intermediaries.”

As of the date of this Statement of Additional Information, the Adviser and/or the Fund had entered into arrangements with the following FINRA member firms: Ameriprise Financial Services Inc., Charles Schwab & Co. Inc., Cetera Financial Group, Inc., Fidelity, LPL Financial, Merrill Lynch, Morgan Stanley Smith Barney, National Financial Services, Pershing LLC, RBC Capital Markets Corporation, TD Ameritrade, Inc., UBS Financial Services, and Millennium Wave Securities. Inclusion on this list does not imply that the additional compensation paid to such firms necessarily constitutes “special cash compensation” as defined by FINRA Conduct Rule 2830. This list will be updated annually and interim arrangements may not be reflected. The

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Adviser and the Fund assume no duty to notify any investor whether a firm through which he/she invests should be included on any such listing. Investors are encouraged to review the prospectus for any other compensation arrangements pertaining to the distribution of Fund shares. Investors are also encouraged to ask their financial intermediary what compensation that person or the relevant firm may be receiving for the investor’s investment in the Fund.

PORTFOLIO MANAGERS

Robert J. Murphy and Eric Bundonis, each of the Adviser, are portfolio managers of the Fund. Mr. Murphy is the lead portfolio manager. The Sub-Adviser portfolio managers are Don Destino and Kelly Wiesbrock, each of Harvest; Robert Kim of Visium; Richard L. Chilton, Jr. of Chilton; Richard Schimel of Sterling Ridge; and Emmanuel Ferreira of Convector. As of March 31, 2015, they were responsible for the portfolio management of the following types of accounts in addition to the Fund:

Adviser Portfolio Managers

ROBERT J. MURPHY
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	6	$1,290	0	$0
Other Pooled Investment Vehicles	25	$1,131	0	$0
Other Accounts	0	$0	0	$0

ERIC BUNDONIS
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	7	$1,269	0	$0
Other Pooled Investment Vehicles	24	$1,131	0	$0
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Other Accounts	0	$0	0	$0

Sub-Adviser Portfolio Managers

Harvest

DON DESTINO
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$16	1	$16
Other Accounts	1	$5.1	1	$5.1

KELLY WIESBROCK
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	1	$40.6	0	$0
Other Pooled Investment Vehicles	2	$49	2	$49
Other Accounts	2	$33.7	2	$33.7

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Visium

ROBERT KIM
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$43.2	1	$43.2
Other Accounts	0	$0	0	$0

Chilton

RICHARD L. CHILTON, Jr.
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	7	$198	0	$0
Other Pooled Investment Vehicles	17	$1,170	9	$1,046
Other Accounts	186	$1,062	2	$398

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Sterling Ridge

RICHARD SCHIMEL
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$341	2	$341
Other Accounts	1	$50	1	$50

Convector

Emmanuel Ferreira*
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$144	1	$57
Other Accounts	0	$0	0	$0

*Information presented as of October 31, 2015

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund or Adviser, respectively, or it may receive

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a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Altegris Advisors, L.L.C. ("Altegris"), the Adviser, and each of the Sub-Advisers, manage, or may in the future manage, multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or each Sub-Adviser may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Altegris will attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Altegris may recommend or cause a client to invest in a security in which another client of Altegris has an ownership position. Altegris has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that Altegris seeks to purchase or sell the same security for multiple client accounts, Altegris may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day. Each Sub-Adviser employs substantially similar methods to attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts.

Compensation

Adviser

For services as a Portfolio Manager to the Fund, each of Robert Murphy and Eric Bundonis receives a salary and a discretionary bonus from the Adviser. Each of Messrs. Murphy and Bundonis also has an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based on the future profitability of the Adviser and its affiliates.

Harvest

For services as portfolio managers to the Fund, Messrs. Destino and Wiesbrock are each compensated through a combination of base salary, deferred compensation and discretionary bonus.

Visium

For services as a portfolio manager to the Fund, Mr. Kim is compensated through a combination of base salary, deferred compensation and a formulaic bonus.

Chilton

For services as a portfolio manager to the Fund, Mr. Chilton is compensated through a combination of base salary, formulaic bonus, deferred compensation and equity participation in the Sub-Adviser.

Sterling Ridge

For services as a portfolio manager to the Fund, Mr. Schimel receives a base salary from Sterling Ridge Capital Management. Mr. Schimel has equity interests in privately-held entities that directly or indirectly control Sterling

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Ridge Capital Management and its affiliates and participates in the net income of Sterling Ridge Capital Management and its affiliates.

Convector

For services as a portfolio manager to the Fund, Mr. Ferreira receives a base salary from Convector Capital Management, LP. Mr. Ferreira has equity interests both directly and indirectly through a privately-held entity that controls Convector and participates in the net income of Convector.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of March 31, 2015:

NAME OF PORTFOLIO MANGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Robert J. Murphy	None
Eric Bundonis	None
Don Destino	None
Kelly Wiesbrock	None
Robert Kim	None
Richard L. Chilton, Jr.	None
Richard Schimel	None
Emmanuel Ferreira*	None

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ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Managers who are employees of the Adviser or the portfolio managers or portfolio manager of a Sub-Adviser. The Adviser and Sub-Advisers are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or a Sub-Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser or a Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or a Sub-Adviser will take a series of factors, such as but not limited to the following, into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or a Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser or a Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or a Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. An affiliated person of the Fund may serve as its broker on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. For the fiscal year ended March 31, 2013, the Fund paid brokerage commissions of $0. For the fiscal year ended March 31, 2014, the Fund paid brokerage commissions of $632,257. For the fiscal year ended March 31, 2015, the Fund paid brokerage commissions of $431,133.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. For the fiscal year ended March 31, 2014, the Fund’s portfolio turnover rate was 432%. For the fiscal year ended March 31, 2015, the Fund’s portfolio turnover rate was 330%.

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OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Suite 110 Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the "Agreement") with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on June 22, 2011 and remained in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended March 31, 2013 the Fund paid $65,477 for administrative fees. For the fiscal year ended March 31, 2014 the Fund paid $77,930 for administrative fees. For the fiscal year ended March 31, 2015, the Fund paid $88,700 for administrative fees.

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GFS, also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended March 31, 2013 the Fund paid $37,987 for fund accounting fees. For the fiscal year ended March 31, 2014 the Fund paid $20,607 for fund accounting fees. For the fiscal year ended March 31, 2015, the Fund paid $27,280 for fund accounting fees.

GFS, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer-agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund under the Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended March 31, 2013 the Fund paid $39,725 for transfer agency fees. For the fiscal year ended March 31, 2014 the Fund paid $53,601 for transfer agency fees. For the fiscal year ended March 31, 2015, the Fund paid $56,300 for transfer agency fees.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017 (the "Custodian") serves as the custodian of the Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser or a Sub-Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee plus an annual fee, based upon net assets. The Fund also pays NLCS for any out-of-pocket expenses. For the fiscal period ended March 31, 2013, the Fund paid $6,860 for compliance service fees. For the fiscal period ended March 31, 2014, the Fund paid $12,343 for compliance service fees. For the fiscal year ended March 31, 2015, the Fund paid $20,447 for compliance service fees.

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DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange on the day

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of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before a Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith by the Adviser and/or Sub-Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In this respect, the Adviser and/or relevant Sub-Adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator and auditors, and in some cases certain service providers to the issuers of securities subject to the fair valuation. This process is tested and subject to ongoing and periodic monitoring by the Adviser, the Fund’s administrator, and the Board as described below.

In cases where a fair valuation of securities is applied, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange ("NYSE"). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

As a result of the Fund’s investment, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

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Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day. Domestic fixed income and foreign fixed income securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. The fair value team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the

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principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the adviser (or Sub-Adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next-determined net asset value per share plus sales charges, if any.

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Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Deferred Sales Charge – Class A and C Shares

A deferred sales charge of up to 1% may be applied to Class A shares redeemed or exchanged for Class C shares within 18 months of purchase if the initial sales charge has been waived and the Fund's Distributor has paid authorized broker-dealers a commission for selling Fund shares. The deferred sales charge will equal the amount of the commissions paid on those shares redeemed. A deferred sales charge of up to 1% may be applied to Class C shares redeemed or exchanges for Class I Shares within one year of purchase.

Redemption Fees

A redemption fee of 1% of the amount redeemed is assessed on shares that have been redeemed within 30 days of purchase.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
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•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;
•	involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer); and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund

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controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing the gains by the amount of any available capital loss carry forwards. As of March 31, 2015, the Fund has $0 in capital loss carry forwards available to offset any future gains.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional

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shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and also are subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund shares.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

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To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income); (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares; and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro-rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro-rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be

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claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-in-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In

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the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92636, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) other audit-related tax services.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended March 31, 2015. You can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-772-5838.

The Fund has elected a new fiscal year-end, to be effective as of December 31, 2015.

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APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

Summary of Each Sub-Adviser’s Proxy Voting Policies and Procedures

HARVEST (“HCS”) PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

As an investment adviser, HCS must treat voting rights as to securities held in clients’ portfolios in a manner that is in those clients’ best interests (only separate account clients and the Funds – and not investors in those Funds – are considered HCS’s clients).

COMPLIANCE PROCEDURES

A. Procedure for Voting Proxies

As to any proxy solicitation relating to securities held in clients’ portfolios, the relevant portfolio manager will determine whether it is in the relevant clients’ best interests for HCS to exercise their voting rights. Our guidelines generally provide that proxies be voted in accordance with management recommendations. However, our portfolio managers have discretion to deviate from such guidelines. If the relevant portfolio manager determines that it is appropriate to exercise voting rights differently in a particular instance, the portfolio manager will make a determination as to how to vote that proxy. HCS may consider some of the following when making its voting decision.

i. Long Term Holdings. Where the purpose of holding a security relates to its growth or value over an extended period of time, voting proxies as to the security may further this purpose. HCS will evaluate on a case-by-case basis whether, under the circumstances, it is likely to be in clients’ best interest to exercise voting rights as to the security. HCS will consider a variety of factors, including its reasons for buying the security, the nature of the proxy proposals and the estimated time the clients will continue to hold the security.

ii. Examples of Limitations. Some circumstances in which HCS may refrain from voting include:

1. Short Term Trading Positions: HCS’s activities include, as a substantial part of its portfolio management activities, buying and selling on a short-term basis to take advantage of market opportunities without regard for (i) the potential for long-term appreciation or (ii) the development and maintenance of successful business strategies of corporate issuers. As to securities bought for these purposes, it will rarely be in clients’ best interests for HCS to devote significant resources to assessing issues presented for shareholder vote and to casting votes.

2. Limited Holding Period. There may be circumstances in which clients will hold a security for only a brief period following the issuer’s annual meeting, or in which clients will not hold the stock at the time that the actions as to which the proxy proposals relate take effect. In those cases, HCS likely would not vote proxies as to the security.

3. Limited Value: For reasons other than those specified above, HCS may conclude that a client’s economic interest in the proposal or the value of the portfolio holding is insignificant relative to the overall portfolio.

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4. Unjustifiable Cost: HCS may determine that the cost of voting (including nonobjective costs) on a proxy proposal would likely exceed the value of any anticipated benefits of approving or defeating the proposal. As an extreme example, if a vote may only be cast in person at a meeting to be held in a foreign jurisdiction, the cost of casting any vote may far outweigh the benefit. Particularly for small positions, even significantly less extreme costs and required effort may outweigh the potential benefit of voting.

5. Impracticability: Particularly as to securities issued by companies in emerging market countries, the timing of receipt and/or the mechanics of voting may make it impracticable to vote.

6. Securities Lent: HCS will not have voting discretion if HCS has lent securities (which, therefore, have been transferred into the borrower’s name) and has not recalled those securities as of the record date or the vote date relating to the proxy proposals appurtenant to those securities. In these circumstances, the borrower (rather than HCS) will have discretion as to whether to vote the securities. In unusual circumstances, where a portfolio manager determines that a vote is of material economic interest to the client and that a vote can be rendered in a timely manner, HCS may recall the security in order to vote it.

7. Terminated Account: HCS may decline to exercise voting discretion in circumstances where HCS has received or delivered a notice of termination of its investment management agreement with a client, even if HCS retains trading authority for a transitional period.

8. Client Provides Voting Instructions: If a client has provided specific voting instructions in writing as to its proxies, HCS will vote the proxies accordingly, provided that doing so will not violate any other procedure herein.

9. Client Maintains Voting Authority: The client, rather than HCS, will vote proxies in circumstances where that client has specified in writing (either as part of an investment management agreement or in a separate instruction) that it will maintain the authority to vote proxies or that it has delegated the right to a third party.

iii. If HCS determines not to vote proxies in particular instances, it will maintain a record of the reasons for that decision.

B. Conflicts of Interest

We recognize that, in certain circumstances, we may face conflicts of interest in making decisions as to how proxies should be voted. These circumstances include proxy solicitations by issuers with whom we or its affiliates, including JMP Group (or any of its subsidiaries), or our individual portfolio managers, have material business relationships that are known to HCS.

Our Chief Compliance Officer generally monitors the potential for conflicts of interest with respect to proxy voting, particularly with respect to proxies: (i) for issuers in which we, our Funds or our Separately Managed Accounts are deemed to have “beneficial ownership” that exceeds 5% and that is reportable under Section 13 of the Exchange Act of 1934, as amended; and (ii) for issuers involved in transactions where JMP Group (or any of its subsidiaries) is known to be acting as a financial adviser or other financial intermediary, or to have other material business relationships.

If a conflict of interest with respect to a proxy vote is identified, we will not vote the proxy until it has been determined that the conflict of interest is not material, or we take appropriate steps to resolve the conflict of interest. Our Chief Compliance Officer will determine whether a conflict of interest is material. Materiality determinations will be based on an assessment of the particular facts and circumstances. If our Chief

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Compliance Officer determines that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders;
•	Causing the proxies to be voted in accordance with the recommendations of an independent service provider that we may use to assist it in voting proxies;
•	Disclosing the conflict to the client and obtaining the client’s consent before voting; or
•	Such other method as is deemed appropriate under the circumstances, given the nature of the conflict

Our Chief Compliance Officer maintains a written record of the method used to resolve all material conflicts of interest arising with respect to proxy votes.

C. Materials Available to Clients

HCS’s proxy voting policy and procedures are described in its Form ADV. HCS and/or the relevant Funds have notified each client and each Fund investor that they will be provided, upon their written request and without charge, copies of this policy and procedures, together with information concerning HCS’s proxy votes on clients’ behalf.

D. Recordkeeping

HCS will maintain the following records (other than proxy statements on file with the SEC’s EDGAR system) in accordance with its Books and Records Retention Policy and Procedures:

i. Copies of HCS’s Proxy Voting Policy and Procedures and any amendments thereto.

ii. Proxy statements received regarding client securities.

iii. Records of votes cast on behalf of clients.

iv. Records of written client and investor requests for proxy voting information and HCS’s written responses to any such written or oral client or investor request.

v. Any documents HCS has prepared that were material to making a decision as to how to vote proxies or that memorialized the basis for that decision, including documents memorializing decisions not to vote proxies, or to vote contrary to the guidelines set forth in the Appendix.

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VISIUM PROXY VOTING PROCEDURES

A. General

As a fiduciary, an investment adviser with proxy voting authority has a duty to vote proxies in the best interest of clients. Rule 206(4)-6 under the Advisers Act (the "Proxy Voting Rule") places specific requirements on registered investment advisers with proxy voting authority. Because Visium has discretionary authority over the securities held by its Advisory Clients, Visium is viewed as having proxy voting authority. Accordingly, Visium is subject to the Proxy Voting Rule. To meet its obligations under this rule, Visium has adopted these Proxy Voting Policies and Procedures.

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of the Advisory Clients, as determined by Visium in its discretion, and taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;
•	the anticipated costs and benefits associated with the proposal;
•	the effect on liquidity; and
•	customary industry and business practices.

Visium may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the firm determines that abstaining or not voting is in the best interests of the Advisory Client. In some foreign markets where proxy voting demands fee payment for agent services, Visium will balance the cost and benefit of proxy voting and may abstain from voting if the cost associated is greater than the benefits from voting.

Visium has engaged Institutional Shareholder Services ("ISS") to provide end-to-end proxy voting services. Pursuant to a master services agreement, Visium has given its implied consent to ISS to execute proxy ballots as ISS research and vote recommendations are completed. Nevertheless, Visium retains the ability to override ISS's specific vote recommendations if Visium, in the exercise of its best judgment, concludes that such vote recommendations would not be in the best interest of one or more Advisory Clients. Copies of ISS's U.S. Proxy Voting Summary Guidelines and voting guidelines for other jurisdictions are available online at http://www.issgoverance.com.

Each Mutual Fund to which Visium provides investment management services describes the policies and procedures that Visium must use to determine how to vote proxies in the Mutual Fund's registration statement and Appendix B to its Statement of Additional Information. In addition, each Mutual Fund is required to disclose annually its complete proxy voting record on Form N-PX, which provides information relating to how the Mutual Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.

B. Conflicts of Interest

At times, conflicts may arise between the interests of the Advisory Clients, on the one hand, and the interests of Visium or its affiliates, on the other hand. If Visium determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, it will address matters involving such conflicts of interest as follows:

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         i.            If Visium believes it is in the best interest of the Advisory Clients to depart from the specific policies provided for herein, it will be subject to the requirements of (ii) or (iii) below, as applicable;

        ii.            If there is a potential conflict of interest between Visium and one or more Advisory Clients, Visium may vote such proxy as it determines to be in the best interest of the Advisory Clients, without taking any action described in (iii) below, provided that such vote would be against the firm's own interest in the matter (i.e., against the perceived or actual conflict). Visium will memorialize the rationale of such vote in writing; and

      iii.            If there is a potential conflict of interest between Visium and one or more Advisory Clients, and Visium believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then it must take one of the following actions in voting such proxy: (A) delegate the voting decision for such proxy proposal to an independent third party; (B) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the affected Advisory Clients; (C) inform the Advisory Clients of the conflict of interest and obtain consent to (majority consent of Investors in the case of a Fund) vote the proxy as recommended by Visium; or (D) obtain approval of the decision from Visium’s Compliance Department.

C. Proxy Responsibilities

The Proxy Manager is Denis Martinez, Operations Associate.

The Proxy Committee is comprised of the following person(s):

Richard Gruber, Chief Compliance Officer

Alan Greenbaum, Director of Operations

Denis Martinez, Operations Associate

A quorum of the Proxy Committee is comprised of at least one member.

D. Record of Proxy Voting

The Compliance Department and the Operations Department jointly monitor the electronic records maintained by ISS relating to each proxy. The Compliance Department maintains a record of each written request from an Investor or Managed Account for proxy voting information and Visium's response to such request (oral or written).

The Compliance Department is responsible for ensuring that Investors and Managed Accounts are provided with (i) a description of Visium’s proxy voting policies and procedures and (ii) instructions about how they may obtain information from Visium on how Visium voted. The Investor Relations Department is responsible for responding to requests regarding how Visium voted proxies. The Investor Relations Department must immediately inform the Compliance Department of any requests about how Visium voted proxies.

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CHILTON PROXY VOTING POLICIES AND PROCEDURES

I. Proxy Voting Responsibility

As a registered investment adviser exercising discretionary management authority over client accounts, Chilton Investment Company, LLC (“Chilton”) acknowledges its fiduciary obligation to vote proxies on behalf of those client accounts that have delegated proxy voting authority to Chilton (“Clients”). Chilton will, in a prudent and diligent manner, vote proxies solely in the best interest of Clients, consistent with their investment objectives.

It should be noted that although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that may prevent or interfere with Chilton’ ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person or through re-registration of shares out of "street name" that could impact liquidity. Such proxies are voted on a best-efforts basis given the above logistical problems.

II. Proxy Voting Committee

Chilton has established a Proxy Voting Committee (the “Proxy Voting Committee”). The Proxy Voting Committee is responsible for creating and implementing Chilton’s proxy voting policies and procedures for determining the manner in which proxies are voted on behalf of Client accounts and, in this regard, has expressly adopted the policies and procedures set forth herein. The organization, functions and responsibilities of the Proxy Voting Committee include the following:

1. The Proxy Voting Committee will consist of at least 3 members designated by Chilton’s management. A member of Chilton’s Legal and Compliance department will be a non-voting member of the Proxy Voting Committee and will serve as the Proxy Voting Committee’s secretary.

2. The Proxy Voting Committee may delegate its authority to a subcommittee or, as forth herein, to certain designees.

3. The Proxy Voting Committee has the authority to utilize the services of Institutional Shareholder Services, Inc. (“ISS”) or another outside service provider selected by the Proxy Voting Committee at its sole discretion, provided that the Proxy Voting Committee determines that the instructions given to such service provider are in the best interests of each Client.

4. The Proxy Voting Committee will have the authority to amend, as necessary, these proxy voting policies and procedures consistent with Chilton’s obligation to vote proxies in a prudent and diligent manner in the best interests of each Client.

5. The Proxy Voting Committee will meet periodically to review generally these proxy voting policies and procedures, to review voting recommendations made from time to time by ISS, and otherwise as needed, to address any outstanding or special proxy voting issues. The Proxy Voting Committee has the exclusive authority to oversee all proxy decisions delegated to Chilton by Clients. The Proxy Voting Committee may delegate to a member of Chilton’s Legal and Compliance department the responsibility to supervise, on a day-to-day basis, the proxy voting process and ISS’s implementation of voting instructions from Chilton.

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6. The Proxy Voting Committee will timely advise ISS of any differences between Chilton’s most recent proxy voting policies and those of ISS, and will promptly cause to be communicated to ISS any special vote determinations made by, or authorized by, the Proxy Voting Committee.

7. The Proxy Voting Committee may, at any time, request the assistance of the Chilton’s Legal and Compliance department in connection with any matters before the Proxy Voting Committee. The Proxy Voting Committee may also request analyses and advice from investment professionals within Chilton and outside sources to the extent that the Proxy Voting Committee deems it appropriate.

8. The Proxy Voting Committee or its designees will document in writing all of its decisions and actions, which documentation will be maintained by the Proxy Voting Committee, or its designees, for a period of at least 6 years from the date of entry.

III. General Proxy Voting Policy and Guidelines

It is Chilton’s policy in voting proxies to consider and, where applicable, vote each proposal in accordance with the investment objectives of each Client. To assist Chilton in its proxy voting responsibilities, Chilton has retained the services of ISS as experts in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include the formulation of proxy voting guidelines on various corporate governance issues, and the provision of in-depth research, analysis and voting recommendations, as well as vote execution, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.

To ensure that proxy votes are cast in the best interests of Clients as well as to ensure consistency in voting proxies on behalf of Clients and to help avoid conflicts of interests that might arise between Chilton and its Clients, Chilton has generally adopted ISS’s proxy voting guidelines which Chilton believes are in the best interests of its Clients. These guidelines, certain of which are described below, address a broad range of issues, including, among other things, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues, and are meant to be general voting parameters on issues that arise most frequently. A complete listing of the proxy voting guidelines used by ISS and Chilton will be maintained, either electronically or physically, in the records of the Proxy Voting Committee and updated from time to time by the Legal and Compliance department.

In certain instances, Chilton may vote on a Client’s behalf on a proxy proposal in a manner other than by following the pre-determined general guidelines. ISS may, at times, advise Chilton that ISS is unable to make a vote recommendation with respect to a particular proxy matter. Also, because proxy proposals and individual company facts and circumstances may vary, Chilton may, in certain cases, if it believes that it would be in its Clients’ best interest to do so, determine to vote on a particular proxy matter in a manner that is contrary to the pre-determined general guidelines. Situations may also arise in which Chilton may cast different votes on behalf of two or more Chilton Client accounts that follow different investment strategies or objectives but that are invested in the same company.

In each of the foregoing instances, the Proxy Voting Committee will review and evaluate the proxy proposal first to assess whether a conflict of interest of interest exists between Chilton and any Client. In cases where the Proxy Voting Committee determines that no conflict of interest exists, the Proxy Voting Committee may designate a portfolio manager at Chilton to determine how to vote the proxy in the best interests of the Client, provided that the Proxy Voting Committee reasonably believes, based on such review as it considers appropriate, that the designated portfolio manager does not have a personal or other relationship that could present an actual or potential conflict of interest with the Client’s interests, and that he or she has not received any communication with respect to the proxy that would violate any Chilton written policy on information barriers. In cases where the Proxy Voting Committee determines that a conflict of interest does exist or potentially exists,

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the Proxy Voting Committee will determine how to vote the proxy in the best interests of the Client. In voting the proxy, the Proxy Voting Committee may determine whether the conflict of interest will be disclosed to the Client, whether the Client’s consent will be obtained prior to voting (if applicable), and whether guidance should be obtained from independent third parties.

The Proxy Voting Committee may also determine to abstain from voting if, based on factors such as expense or difficulty of exercise, it determines that a Client’s interests are better served by an abstention than by voting such proxies.

The following represents a guideline for each of the identified principal policy issues:

Routine Proposals

“Routine proposals” includes such issues as the approval of auditors and election of directors. Generally, these proposals will be voted with management. As a matter of policy, it is Chilton’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

Non-Routine Proposals

“Non-routine proposals” includes issues that could have a long-term impact on the way a corporation handles certain matters. Examples of these proposals include: restructuring efforts, changes to the number of directors, name changes, mergers & acquisitions (or equivalent actions), changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value. However, as a general rule, Chilton does not intend to substitute its judgment for that of management’s.

Corporate Governance Proposals

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. These proposals will be analyzed with a goal of maximizing shareholder value and may generate negative responses from Chilton.

Social Issues Proposals

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. Chilton’s policy is that the merit of the social issues should not take precedence over financial ones. Chilton will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

Other Shareholder Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These proposals will be viewed in the light of voting in a manner that Chilton believes maximizes shareholder value.

IV. Administration

All proxy votes on behalf of Chilton’s Clients will be entered electronically into ISS’s ProxyMaster system. A description of these policies and procedures will be provided to each investor (“Investor”) in the investment funds managed by Chilton (the “Funds”) by incorporation into Part 2 of Chilton’s Form ADV

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or by such other means as the Proxy Voting Committee may determine. The description will advise Investors that they may obtain a complete copy of these policies and procedures by contacting the Chief Compliance Officer in writing and requesting such information. Each Investor may also request in writing from the Chief Compliance Officer information concerning the manner in which proxy votes have been cast on behalf of such Investor’s Fund during the prior annual period with respect to portfolio securities held in such Fund’s account. Such information will be provided to the Investor in writing as soon as is practicable. These rules also apply to any Managed Account over which Chilton has contractual authority to manage the account’s investments and which includes authority to vote proxies on behalf of the Managed Account.

Chilton will retain the following books and records relating to its proxy voting activities on behalf of Client accounts in accordance with the requirements of Rule 204-2(c)(2) under the Advisers Act:

1. A copy of these proxy voting policies and procedures and of the descriptions hereof provided to Investors or owners of Managed Accounts.

2. A copy of each proxy statement received by Chilton regarding Client securities unless a copy thereof is maintained by ISS on Chilton’s behalf or available on the SEC’s EDGAR system.

3. A record of each vote cast by Chilton on behalf of a Client unless such record is maintained by ISS on Chilton’s behalf.

4. A copy of any document created by Chilton that was material to Chilton’s decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision.

5. A copy of each written Investor request to Chilton for information on how Chilton voted proxies on behalf of that Investor’s Fund, and a copy of any written response by Chilton to any written or oral Investor request for information on how Chilton voted proxies on behalf of that Investor’s Fund. This procedure also applies to any Managed Account.

To the extent that Chilton relies on the record keeping services of ISS for purposes of items 2 and 3 above, Chilton will obtain an undertaking from ISS to provide such information promptly upon Chilton’s request.

The foregoing books and records will be maintained by Chilton, or its designee, for a period of six years from the date of entry.

The procedures set forth herein apply to the voting of proxies relating to publicly-traded securities held by Chilton’s Clients. Chilton will generally administer the proxy voting for shares of privately-traded securities, or shares held in Chilton proprietary accounts, without using ISS.

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STERLING RIDGE PROXY VOTING POLICY AND PROCEDURES

Adopted Effective October 2013; Revised Effective October 2014

Statement of Policy

The Adviser provides investment advisory services to and invests the assets of its Advisory Clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of the Funds, and may have authority to vote proxies relating to securities owned by one or more Accounts.

In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, and solely in the best interest of its Advisory Clients. The Adviser attempts to consider all aspects of its vote that could affect the value of the investment and where it votes proxies, and will vote in accordance with these Proxy Voting Policy and Procedures and in the manner that it believes will be consistent with efforts to maximize the value of the relevant holding(s) of each Advisory Client.

Proxy Voting Procedures

To facilitate the proxy voting process, the Adviser has engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”), an independent proxy voting service, to, in most circumstances, vote proxies for each relevant Advisory Client on the Adviser’s behalf. Broadridge provides the Adviser with proxy analysis and voting recommendations; access to monthly reports indicating how individual votes have been cast; and vote execution data according to Glass Lewis’ guidelines which reflect the Adviser’s general policy to vote proxies in the best interests of each relevant Advisory Client. Please contact the CCO for a copy of Glass Lewis’s voting guidelines.

If a member of the Adviser’s investment management staff wishes to vote a proxy in such a manner that he / she has determined is in the best interests of the relevant Advisory Client, he / she must contact the CCO, who will arrange to cast the vote consistent with the relevant issuer’s procedures and will document the rationale for the vote.

In making a determination to vote a proxy in a particular manner, the member of the investment management staff will consider, among other factors, the impact on the value of the securities; the anticipated costs and benefits associated with the proposal; the effect on liquidity; relevant recommendations of unaffiliated proxy advisory services regarding the particular issue; and customary industry and business practices.

The Adviser may, on occasion, determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost, and otherwise when it is not in the relevant Advisory Client’s best interest to vote. Where the owner of an Account managed by the Adviser has authorized the Adviser to vote proxies on behalf of the Account, the Adviser will generally not accept instructions from the Account-owner regarding how to vote proxies.

Proposals specific to Mutual Funds

The Adviser may serve as sub-adviser to certain investment companies, including 1940 Act Clients, These 1940 Act Clients invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of the Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares

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of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the CCO for future reference. Attachment A to this Appendix 17 contains a sample letter that may be used to inform the Underlying Fund of the Adviser’s proxy voting decision.

Conflicts of Interest

In furtherance of the Adviser’s goal to vote proxies in the best interests of its Advisory Clients, the Adviser follows procedures intended to identify and address material conflicts that may arise between the Adviser’s interests and those of its Advisory Client before voting proxies on behalf of such clients.

Procedures for Identifying Conflicts of Interest

The Adviser will monitor the potential for conflicts of interest with respect to voting proxies on behalf of Advisory Clients both as a result of personal relationships, significant client relationships (those accounting for greater than five percent (5%) of the Adviser’s annual revenues) or special circumstances that may arise during the conduct of the Adviser’s business.

The CCO will maintain a current list of Investors with respect to which the Adviser has a conflict of interest in voting proxies on behalf of its Advisory Clients. The Adviser will not vote proxies relating to issuers on that list on behalf of any relevant Advisory Client(s) until it has been determined that the conflict of interest is not material, or a method for resolving that conflict of interest has been agreed upon and implemented.

Procedures for Assessing the Materiality of / Addressing Conflicts

The CCO will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Adviser’s decision-making in voting the proxy. However, a conflict of interest will be deemed material in the event that the issuer that is the subject of the proxy, or any affiliate or executive officer or director of that issuer, is a current or prospective Investor. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The CCO will maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	Disclosing the conflict to the relevant Advisory Client and obtaining its consent before voting;
•	Suggesting to the relevant Advisory Client that it engages another party to vote the proxy on its behalf;
•	Consulting with an unaffiliated third-party (e.g., a proxy voting service) to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	Such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Disclosure

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The Adviser will disclose in its Form ADV Part 2A that Investors may contact the CCO, via email or telephone, to obtain information on how the Adviser voted proxies, and to request a copy of these Proxy Voting Policy and Procedures. The Adviser will maintain all information regarding proxies on site and will make such information available to Investors.

Record Retention

The Adviser will maintain the following records in a manner consistent with the Adviser’s record retention policies:

•	Copies of the Proxy Voting Policy and Procedures, and any amendments thereto;
•	A copy of each proxy statement that the Adviser receives, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy, and (iii) any documents created by the Adviser’s staff, Broadridge, or others that was material to making the voting decision, or that memorializes the voting decision;[1]
•	A record of each vote that the Adviser or Broadridge casts;
•	A record of each vote cast by or on behalf of the relevant Advisory Client;[2] and
•	A copy of each written Advisory Client request for information on how the Adviser voted the Advisory Client’s proxies, and a copy of any written response to any (written or oral) Advisory Client request for information on how the Adviser voted its proxies.

1 Notwithstanding this requirement, the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. Moreover, the Adviser may choose instead to have a third-party retain a copy of proxy statements (provided that the third-party undertakes to provide a copy of the proxy statements promptly upon request).

2 The Adviser may also rely on a third-party to retain a copy of the votes cast (provided that the third-party undertakes to provide a copy of the record promptly upon request).

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Convector Capital Management, LP

Proxy Voting Policies and Procedures and Recordkeeping

1.	General Policy

The Adviser provides investment advisory services to and invests the assets of the Funds in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities. Reasonable care and diligence must be taken by the Adviser to ensure that shareholders’ proxy voting rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in accordance with these Proxy Voting Policy and Procedures.

2.	Proxy Voting Procedures

All proxies received by the Adviser will be sent to the Chief Compliance Officer. The Chief Compliance Officer will:

a.	Keep a record of each proxy received;
b.	Determine which accounts managed by the Adviser hold the security to which the proxy relates. If the security is no longer held in any account, the proxy may not be voted unless specifically requested by the portfolio manager who purchased and sold the security;
c.	Forward a copy of the proxy to the portfolio manager (the “PM”) who purchased the security.
d.	Provide the PM with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
e.	Absent material conflicts (see Section IV below), the PM will determine how the Adviser should vote the proxy. The PM will communicate a decision, either verbally or in some form of written communication, on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.
f.	The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.
3.	Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•	Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.
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•	Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the additional factors, among others:

•	whether the proposal was recommended by management and the Adviser's opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

4.	Conflict of Interests

If the Adviser determines that, because of an actual or potential conflict of interest, it is in the best interests of the Funds to depart from the provisions of this Proxy Voting Policy and Procedures, Compliance, and if necessary, senior management, will determine on a case by case basis, the procedures to be taken to ensure that the Adviser acts in the best interest of the Funds.

5.	Disclosure

The Adviser will disclose in its Form ADV Part II that investors may contact Compliance, via e-mail or telephone, in order to obtain information on how the Adviser voted such clients’ proxies, and to request a copy of the Adviser’s Proxy Voting Policy and Procedures. The Adviser will maintain all information regarding proxies on site and will make such information available to investors.

6.	Recordkeeping

The Adviser maintains records as required by law for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in an easily accessible place at the offices of the Adviser. Records of the following are included in the files:

•	Copies of the Proxy Voting Policy and Procedures, and any amendments thereto;
•	A copy of each proxy statement that the Adviser receives, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy. (iii) documents, if any, created by the Portfolio Manager or others who were material to making the voting decision. Notwithstanding this requirement, the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;[3]
•	A record of each vote that the Adviser casts;[4]
•	A copy of any document, if any, the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision; and

[3]	The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).
[4]	The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).
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•	A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.
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